UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21823

                          Pioneer Series Trust V
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2017 through February 28, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


            Pioneer Corporate
            High Yield Fund
            (Formerly Pioneer U.S. Corporate High Yield Fund)*

--------------------------------------------------------------------------------
            Semiannual Report | February 28, 2018
--------------------------------------------------------------------------------

            Ticker Symbols:
            Class A    HYCAX
            Class C    HYCCX
            Class Y    HYCYX

            * Effective February 1, 2018, the Fund was renamed Pioneer Corporate
              High Yield Fund

            [LOGO]  Amundi Pioneer
                    ==============
                  ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          27

Notes to Financial Statements                                                 34

Trustees, Officers and Service Providers                                      44

               Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18 1

President's Letter

While 2017 delivered strong positive performance, 2018, thus far, has introduced market volatility. Concerns about the sustainability of the pace of economic growth, extended equity valuations, and rising interest rates drove a significant stock market sell-off beginning in late January, approaching correction levels. The market did recover from its initial slump, but this year's significant fluctuations have served to remind investors that even the strongest "bulls" cannot run forever.

Our view is that the pause in the market's near-continuous upward momentum over the previous 15 months presents an opportunity for investors to enter the market at healthier valuation levels. We believe fundamentals are still quite positive, yet also believe that caution is warranted given that the market remains vulnerable to corrections. Some areas, such as growth stocks, appear expensive, but we do see opportunity in value stocks, with prices supported by better corporate earnings due to the recent tax reforms in the U.S. as well as robust, nominal gross domestic product (GDP) growth. In fact, GDP growth in the U.S. remained well above 2% in the fourth quarter of 2017, after rising to better than 3% in the second and third quarters.

In the fixed-income markets, we believe investors should consider positioning their portfolios to defend against rising interest rates, with underweight positions in U.S. Treasuries. We see more attractive valuations within structured investment vehicles, such as mortgage-backed securities (MBS) in both the agency and non-agency residential MBS sectors, as fundamentals within the U.S. housing market remain positive. We believe that agency MBS, in particular, offer investors reasonable value.

Since 1928, the foundation of Amundi Pioneer's investment approach has been active management, which is especially important during periods of market volatility. We believe investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds. In fact, the Pioneer Fund, the third-oldest mutual fund in the U.S., recently celebrated its 90th birthday. We believe the Fund serves as an important ambassador of our time-tested value style of investing and our early focus on understanding the benefits of investing in companies with sustainable business models. Over its nine decades of existence - a time period that included a Great Depression, a devastating World War, a long Cold War, and enormous technological as well as societal changes - the Fund has been well-served by this investment approach.

2 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
February 28, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

               Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18 3

Portfolio Management Discussion | 2/28/18

In the following interview, portfolio manager Matthew Shulkin discusses the factors that influenced the performance of Pioneer Corporate High Yield Fund* during the six-month period ended February 28, 2018. Mr. Shulkin, a vice president and associate portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), and Andrew Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the six-month period ended February 28, 2018?

A Pioneer Corporate High Yield Fund's Class A shares returned 1.40% at net asset value during the six-month period ended February 28, 2018, while the Fund's benchmark, the ICE Bank of America Merrill Lynch (ICE BofA ML) U.S. High Yield Index, returned 1.01%. During the same period, the average return of the 725 mutual funds in Morningstar's High Yield Bond Funds category was 0.78%.

Q Could you please describe the market environment for high-yield bonds during the six-month period ended February 28, 2018?

A For much of the period, investor sentiment with respect to the high-yield bond market was supported by robust corporate earnings, a positive macroeconomic backdrop, and a largely restrained approach to normalizing interest rates on the part of the U.S. Federal Reserve (the Fed).

     In September of 2017, the Fed announced that it would begin the gradual tapering of its mortgage-backed security (MBS) and Treasury holdings in October. While less-supportive monetary policy and resulting higher interest rates are generally not favorable for credit-sensitive assets such as corporate bonds, the Fed's tapering plan had been extensively foreshadowed, and so the market's reaction to the announcement of the launch date was muted. December 2017 would see the Fed implement its third incremental interest-rate hike of the calendar year, which was essentially in line with expectations heading into 2017.

     High-yield bond prices would experience some periods of volatility as 2017 drew to a close, in large part due to uncertainty surrounding the details of the tax reform plan being debated in Washington and its potential effect on more highly leveraged issuers. Congress eventually passed legislation in

* Note: On February 1, 2018, Pioneer U.S. Corporate High Yield Fund was renamed Pioneer Corporate High Yield Fund, and certain of the Fund's investment strategies changed (See NOTE 6). Prior to this date, the Fund was only available to residents of Massachusetts, but is now available to all U.S. investors.

4 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18

     December which lowered the corporate tax rate from 35% to 21%, while also allowing the immediate expensing of certain capital expenditures. With respect to most high-yield bond issuers, those provisions were viewed as more than offsetting the negative impact of the limits on interest expense deductibility also contained in the legislation, and so the high-yield market entered 2018 on a positive note.

     As January 2018 progressed, longer-term Treasury yields, which had been relatively stable in 2017 even as the short end of the yield curve rose notably, began to drift higher. Against a backdrop of arguably full employment and U.S. gross domestic product (GDP) growth consistently in the 3% range, the Fed began to signal a more hawkish stance. As a result, the performance of high-yield bonds turned negative in February as the market digested both the impact of the Treasury sell-off as well as the related prospect of additional Fed rate hikes coming sooner than previously anticipated.

Q Can you review your principal investment strategies in managing the Fund during the six-month period ended February 28, 2018, and how those strategies affected performance relative to the Fund's benchmark?

A In broad terms, the Fund's performance versus the ICE BofA ML U.S. High Yield Index (the ICE BofA ML Index) during the period was driven by the positive impact of security selection and sector weighting decisions, which more than offset the negative effect of the portfolio's tilt toward the higher-quality segments of the high-yield market. The Fund's relative performance was constrained to a degree by its below-benchmark exposure to lower-quality, "CCC"-rated and distressed issues, which outperformed more interest rate-sensitive issues in the "B" and "BB" quality ranges. The Fund's modest exposure to bank loans also acted as a slight drag on benchmark-relative returns, as the loan market lagged the performance of high-yield bonds for the period.

     In terms of sector weights, the Fund's overweight to energy aided relative returns, as the sector experienced very strong performance over the six months. Underweights to media and telecommunications were also positive contributors to benchmark-relative performance.

     With regard to security selection, results within health care contributed positively to relative performance, most notably the Fund's holdings within the pharmaceuticals segment. Conversely, security selection within consumer goods and retail detracted from the Fund's performance.

               Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18 5

     With respect to individual names, a number of leading performance contributors came from the energy sector, including the Fund's positions in Whiting Petroleum, PBF Holdings, Trinidad Drilling, and SM Energy. Outside of energy, a portfolio position in Valeant Pharmaceuticals was a meaningful contributor to relative returns, as the company's management team has continued to work to reduce leverage levels.

     On the downside, the Fund's exposure to bonds issued by Revlon constrained relative performance, as the turnaround efforts of this beauty and personal-care company have thus far failed to gain traction relative to investors' concerns about online competition within Revlon's industry. There are also concerns about weak covenants in the company's credit agreements. The bonds of Petsmart were another detractor from the Fund's relative performance during the period, as the retailer's efforts to boost its online presence have been slow to turn a profit.

Q Can you discuss the factors that affected the Fund's income-generation and distributions to shareholders during the six-month period ended February 28, 2018?

A The Fund's income generation and distributions* to shareholders remained relatively stable over the period. Even though the portfolio's more up-in-quality/higher-rated bias resulted in the Fund's having a marginally lower yield versus the benchmark ICE BofA ML Index, we view the positioning as appropriate given where we are in the current credit cycle.

Q What role did derivatives play in the Fund's investment process and results?

A As we did not use derivatives during the period, they had no impact on the Fund's performance. The Fund does, however, have the ability to utilize derivatives from time to time in order to maintain both the desired level of portfolio exposure to the high-yield market, and sufficient liquidity, with the latter earmarked for making opportunistic purchases as well as for helping to meet any unanticipated shareholder redemption requests.

Q    What is your assessment of the current climate for fixed-income investing?

A    We continue to have a constructive outlook with respect to the U.S.
     economy and overall corporate credit fundamentals. Credit data remains strong and corporate balance sheets do not appear overly stretched. We also expect the default rate for high-yield bonds to remain low by historical standards. While high-yield spreads are tight, there is room for further narrowing. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income investments with similar maturities.)

* Distributions are not guaranteed.

6 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18

     On the cautionary side, while high-yield issues are generally less sensitive to rising interest rates than most fixed-income categories, we feel the Fed's rate-hiking trajectory is likely to act as somewhat of a headwind to performance. Like the Fed, the European Central Bank may also begin tightening its monetary policy in 2018, given the recent strong performance of European economies. Moreover, while economic recoveries do not have a fixed lifespan, the current one began in 2009 and we believe is likely in its latter stages. Should inflation finally begin to accelerate, the pace of central-bank rate hikes could increase, which would hasten the end of economic expansion.

     While we view conditions as favorable on balance, high-yield valuations remain stretched by historical norms, thus reducing the margin for error with respect to assuming credit risk. Therefore, while the portfolio's overweight to the more interest-rate-sensitive "BB" portion of the market constrained the Fund's return during the six-month period, as noted previously, we feel the positioning remains prudent given where we are in the current credit cycle.

Please refer to the Schedule of Investments on pages 16-26 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed income securities in the fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the fund would experience a decline in income and lose the opportunity for additional price appreciation.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

               Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18 7

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or sectors that are interrelated or have common risks, making them more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18

Portfolio Summary | 2/28/18

Sector Diversification
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       77.7%
International Corporate Bonds                                              11.8%
U.S. Government and Agency Obligations                                      4.5%
Senior Secured Floating Rate Loan Interests                                 3.7%
Convertible Preferred Stocks                                                1.2%
Convertible Corporate Bonds                                                 1.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. U.S. Treasury Bills, 3/29/18                                                2.99%
-------------------------------------------------------------------------------------
 2. Constellium NV, 6.625%, 3/1/25 (144A)                                       1.29
-------------------------------------------------------------------------------------
 3. Royal Bank of Scotland Group Plc, 8.625% (5 Year USD Swap Rate + 760 bps)   1.25
-------------------------------------------------------------------------------------
 4. International Game Technology Plc, 6.5%, 2/15/25 (144A)                     1.07
-------------------------------------------------------------------------------------
 5. PBF Holding Co., LLC / PBF Finance Corp., 7.0%, 11/15/23                    1.05
-------------------------------------------------------------------------------------
 6. Cimpress NV, 7.0%, 4/1/22 (144A)                                            1.05
-------------------------------------------------------------------------------------
 7. Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/23 (144A)         1.02
-------------------------------------------------------------------------------------
 8. CenturyLink, Inc., 6.45%, 6/15/21                                           1.02
-------------------------------------------------------------------------------------
 9. Calpine Corp., 5.75%, 1/15/25                                               1.01
-------------------------------------------------------------------------------------
10. Cheniere Energy Partners LP, 5.25%, 10/1/25 (144A)                          1.01
-------------------------------------------------------------------------------------

* This list excludes temporary cash investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

               Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18 9

Prices and Distributions | 2/28/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                 2/28/18                    8/31/17
--------------------------------------------------------------------------------
           A                   $10.08                      $10.22
--------------------------------------------------------------------------------
           C                   $10.07                      $10.21
--------------------------------------------------------------------------------
           Y                   $10.08                      $10.22
--------------------------------------------------------------------------------

Distributions per Share: 8/3/17-2/28/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Short-Term           Long-Term
        Class          Dividends       Capital Gains       Capital Gains
--------------------------------------------------------------------------------
          A            $0.2310           $0.0532                $ --
--------------------------------------------------------------------------------
          C            $0.1927           $0.0532                $ --
--------------------------------------------------------------------------------
          Y            $0.2439           $0.0532                $ --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The ICE BofA ML U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-13.

10 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18

Performance Update | 2/28/18                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Corporate High Yield Fund at public offering price during the periods shown, compared to that of the ICE BofA ML U.S. High Yield Index.

Average Annual Total Returns
(As of February 28, 2018)
--------------------------------------------------------------------------------
                   Net          Public         ICE BofA
                   Asset        Offering       ML U.S.
                   Value        Price          High Yield
Period             (NAV)        (POP)          Index
--------------------------------------------------------------------------------
Life of Class
(1/3/17)           5.59%         1.45%         5.94%
1 year             4.70         -0.01          4.12
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
--------------------------------------------------------------------------------
                   Gross        Net
--------------------------------------------------------------------------------
                   3.89%        1.05%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

           Pioneer Corporate      ICE BofA ML U.S.
           High Yield Fund        High Yield Index
1/17       $ 9,550                $10,000
2/17       $ 9,711                $10,156
2/18       $10,168                $10,574

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2019, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18 11

Performance Update | 2/28/18                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Corporate High Yield Fund during the periods shown, compared to that of the ICE BofA ML U.S. High Yield Index.

Average Annual Total Returns
(As of February 28, 2018)
--------------------------------------------------------------------------------
                                               ICE BofA
                                               ML U.S.
                   If           If             High Yield
Period             Held         Redeemed       Index
--------------------------------------------------------------------------------
Life of Class
(1/3/17)           4.76%        4.76%          5.94%
1 year             3.82         3.82           4.12
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
--------------------------------------------------------------------------------
                   Gross        Net
--------------------------------------------------------------------------------
                   4.63%        1.80%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

           Pioneer Corporate      ICE BofA ML U.S.
           High Yield Fund        High Yield Index
1/17       $10,000                $10,000
2/17       $10,163                $10,156
2/18       $10,551                $10,574

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2019, for Class C shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18

Performance Update | 2/28/18                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Corporate High Yield Fund during the periods shown, compared to that of the ICE BofA ML U.S. High Yield Index.

Average Annual Total Returns
(As of February 28, 2018)
--------------------------------------------------------------------------------
                   Net          ICE BofA
                   Asset        ML U.S.
                   Value        High Yield
Period             (NAV)        Index
--------------------------------------------------------------------------------
Life of Class
(1/3/17)           5.83%        5.94%
1 year             4.86         4.12
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
--------------------------------------------------------------------------------
                   Gross        Net
--------------------------------------------------------------------------------
                   3.63%        0.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

           Pioneer Corporate      ICE BofA ML U.S.
           High Yield Fund        High Yield Index
1/17       $5,000,000             $5,000,000
2/17       $5,090,550             $5,078,024
2/18       $5,337,836             $5,287,197

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2019, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Corporate High Yield Fund

Based on actual returns from September 1, 2017, through February 28, 2018.

--------------------------------------------------------------------------------
Share Class                        A                   C                  Y
--------------------------------------------------------------------------------
Beginning Account              $1,000.00           $1,000.00           $1,000.00
Value on 9/1/17
--------------------------------------------------------------------------------
Ending Account                 $1,014.00           $1,010.30           $1,015.30
Value on 2/28/18
--------------------------------------------------------------------------------
Expenses Paid                  $    4.99           $    8.72           $    3.75
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, 1.75%, and 0.75% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365, (to reflect the one-half year period).

14 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Corporate High Yield Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from September 1, 2017, through February 28, 2018.

--------------------------------------------------------------------------------
Share Class                         A                  C                   Y
--------------------------------------------------------------------------------
Beginning Account              $1,000.00           $1,000.00           $1,000.00
Value on 9/1/17
--------------------------------------------------------------------------------
Ending Account                 $1,019.84           $1,016.12           $1,021.08
Value on 2/28/18
--------------------------------------------------------------------------------
Expenses Paid                  $    5.01           $    8.75           $    3.76
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, 1.75%, and 0.75% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365, (to reflect the one-half year period).

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18 15

Schedule of Investments | 2/28/18 (unaudited)

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                              Value
------------------------------------------------------------------------------------------------
                     UNAFFILIATED ISSUERS -- 99.0%
                     CONVERTIBLE CORPORATE BONDS --
                     1.1% of Net Assets
                     HEALTH CARE EQUIPMENT & SERVICES -- 0.4%
                     Health Care Equipment -- 0.4%
      85,000         Wright Medical Group, Inc., 2.0%, 2/15/20                       $    84,562
                                                                                     -----------
                     Total Health Care Equipment & Services                          $    84,562
------------------------------------------------------------------------------------------------
                     MEDIA -- 0.7%
                     Cable & Satellite -- 0.7%
     146,000         DISH Network Corp., 2.375%, 3/15/24 (144A)                      $   131,562
                                                                                     -----------
                     Total Media                                                     $   131,562
------------------------------------------------------------------------------------------------
                     TOTAL CONVERTIBLE CORPORATE BONDS
                     (Cost $242,604)                                                 $   216,124
------------------------------------------------------------------------------------------------
                     CONVERTIBLE PREFERRED STOCKS --
                     1.2% of Net Assets
                     BANKS -- 1.2%
                     Diversified Banks -- 1.2%
         116(a)      Bank of America Corp., 7.25%                                    $   148,425
          75(a)      Wells Fargo & Co., 7.5%                                              95,625
                                                                                     -----------
                     Total Banks                                                     $   244,050
------------------------------------------------------------------------------------------------
                     TOTAL CONVERTIBLE PREFERRED STOCKS
                     (Cost $245,344)                                                 $   244,050
------------------------------------------------------------------------------------------------
                     CORPORATE BONDS -- 88.7% of Net Assets
                     AUTOMOBILE & COMPONENTS -- 1.2%
                     Auto Parts & Equipment -- 1.2%
     150,000         Cooper-Standard Automotive, Inc., 5.625%,
                     11/15/26 (144A)                                                 $   152,812
      90,000         TI Group Automotive Systems LLC, 8.75%, 7/15/23 (144A)               95,400
                                                                                     -----------
                     Total Automobile & Components                                   $   248,212
------------------------------------------------------------------------------------------------
                     AUTOMOBILE MANUFACTURERS -- 0.5%
                     Automobile Manufacturers -- 0.5%
      95,000         Dana Financing Luxembourg S.a.r.l., 5.75%,
                     4/15/25 (144A)                                                  $    97,316
                                                                                     -----------
                     Total Automobile Manufacturers                                  $    97,316
------------------------------------------------------------------------------------------------
                     BANKS -- 2.2%
                     Diversified Banks -- 1.2%
     227,000(a)(b)   Royal Bank of Scotland Group Plc, 8.625% (5 Year USD
                     Swap Rate + 760 bps)                                            $   250,835
------------------------------------------------------------------------------------------------
                     Thrifts & Mortgage Finance -- 1.0%
     196,000         Provident Funding Associates LP / PFG Finance Corp.,
                     6.375%, 6/15/25 (144A)                                          $   200,410
                                                                                     -----------
                     Total Banks                                                     $   451,245
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                              Value
------------------------------------------------------------------------------------------------
                     CAPITAL GOODS -- 7.1%
                     Aerospace & Defense -- 1.0%
     135,000         Engility Corp., 8.875%, 9/1/24                                  $   143,100
      50,000         Kratos Defense & Security Solutions, Inc., 6.5%,
                     11/30/25 (144A)                                                      52,125
                                                                                     -----------
                                                                                     $   195,225
------------------------------------------------------------------------------------------------
                     Agricultural & Farm Machinery -- 0.3%
      55,000         Titan International, Inc., 6.5%, 11/30/23 (144A)                $    56,100
------------------------------------------------------------------------------------------------
                     Building Products -- 2.2%
      60,000         American Woodmark Corp., 4.875%, 3/15/26 (144A)                 $    59,550
     190,000         Builders FirstSource, Inc., 5.625%, 9/1/24 (144A)                   193,325
     190,000         Standard Industries, Inc., 5.375%, 11/15/24 (144A)                  194,275
                                                                                     -----------
                                                                                     $   447,150
------------------------------------------------------------------------------------------------
                     Construction & Engineering -- 1.4%
      90,000         AECOM, 5.875%, 10/15/24                                         $    93,825
     193,000         Amsted Industries, Inc., 5.375%, 9/15/24 (144A)                     197,825
                                                                                     -----------
                                                                                     $   291,650
------------------------------------------------------------------------------------------------
                     Industrial Conglomerates -- 1.3%
     147,000         APTIM Corp., 7.75%, 6/15/25 (144A)                              $   133,770
     115,000         JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)                      118,737
                                                                                     -----------
                                                                                     $   252,507
------------------------------------------------------------------------------------------------
                     Industrial Machinery -- 0.2%
      50,000         EnPro Industries, Inc., 5.875%, 9/15/22                         $    51,828
------------------------------------------------------------------------------------------------
                     Trading Companies & Distributors -- 0.7%
      32,000         H&E Equipment Services, Inc., 5.625%, 9/1/25 (144A)             $    32,720
     100,000         United Rentals North America, Inc., 4.875%, 1/15/28                  97,500
                                                                                     -----------
                                                                                     $   130,220
                                                                                     -----------
                     Total Capital Goods                                             $ 1,372,852
------------------------------------------------------------------------------------------------
                     COMMERCIAL & PROFESSIONAL SERVICES -- 2.0%
                     Environmental & Facilities Services -- 1.2%
     150,000         GFL Environmental, Inc., 5.375%, 3/1/23 (144A)                  $   150,188
     100,000         Waste Pro USA, Inc., 5.5%, 2/15/26 (144A)                           100,500
                                                                                     -----------
                                                                                     $   250,688
------------------------------------------------------------------------------------------------
                     Security & Alarm Services -- 0.8%
     167,000         Brink's Co., 4.625%, 10/15/27 (144A)                            $   158,232
                                                                                     -----------
                     Total Commercial & Professional Services                        $   408,920
------------------------------------------------------------------------------------------------
                     CONSUMER DURABLES & APPAREL -- 5.3%
                     Home Furnishings -- 0.9%
     194,000         Tempur Sealy International, Inc., 5.5%, 6/15/26                 $   190,605
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18 17

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                              Value
------------------------------------------------------------------------------------------------
                     Homebuilding -- 4.4%
     190,000         Beazer Homes USA, Inc., 6.75%, 3/15/25                          $   191,900
     179,000         KB Home, 7.625%, 5/15/23                                            199,137
     100,000         Lennar Corp., 4.75%, 11/29/27 (144A)                                 96,750
     100,000         Meritage Homes Corp., 5.125%, 6/6/27                                 98,750
     189,000         Taylor Morrison Communities, Inc. / Taylor Morrison
                     Holdings II, Inc., 5.875%, 4/15/23 (144A)                           196,617
     100,000         TRI Pointe Group, Inc., 5.25%, 6/1/27                                98,875
                                                                                     -----------
                                                                                     $   882,029
                                                                                     -----------
                     Total Consumer Durables & Apparel                               $ 1,072,634
------------------------------------------------------------------------------------------------
                     CONSUMER SERVICES -- 4.1%
                     Casinos & Gaming -- 2.7%
     191,000         Eldorado Resorts, Inc., 6.0%, 4/1/25                            $   196,730
     200,000         International Game Technology Plc, 6.5%, 2/15/25 (144A)             214,500
     132,000         Scientific Games International, Inc., 10.0%, 12/1/22                143,220
                                                                                     -----------
                                                                                     $   554,450
------------------------------------------------------------------------------------------------
                     Hotels, Resorts & Cruise Lines -- 0.9%
      35,000         Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)                    $    34,125
     150,000         Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)                         152,250
                                                                                     -----------
                                                                                     $   186,375
------------------------------------------------------------------------------------------------
                     Specialized Consumer Services -- 0.5%
      42,000         Prime Security Services Borrower LLC / Prime
                     Finance, Inc., 9.25%, 5/15/23 (144A)                            $    45,728
      50,000         Service Corp. International, 4.625%, 12/15/27                        48,875
                                                                                     -----------
                                                                                     $    94,603
                                                                                     -----------
                     Total Consumer Services                                         $   835,428
------------------------------------------------------------------------------------------------
                     DIVERSIFIED FINANCIALS -- 2.8%
                     Consumer Finance -- 0.7%
     135,000         Ally Financial, Inc., 4.625%, 3/30/25                           $   135,675
------------------------------------------------------------------------------------------------
                     Diversified Capital Markets -- 1.1%
     150,000         Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)                 $   153,750
      60,000         Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc.,
                     6.375%, 12/15/22 (144A)                                              60,900
                                                                                     -----------
                                                                                     $   214,650
------------------------------------------------------------------------------------------------
                     Specialized Finance -- 1.0%
      45,000         Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                   $    48,112
     150,000         Nationstar Mortgage LLC / Nationstar Capital Corp.,
                     6.5%, 7/1/21                                                        153,282
                                                                                     -----------
                                                                                     $   201,394
                                                                                     -----------
                     Total Diversified Financials                                    $   458,869
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                              Value
------------------------------------------------------------------------------------------------
                     ENERGY -- 18.5%
                     Integrated Oil & Gas -- 0.4%
      82,000         Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)            $    80,173
------------------------------------------------------------------------------------------------
                     Oil & Gas Drilling -- 1.6%
     100,000         Ensco Plc, 7.75%, 2/1/26                                        $    94,500
      90,000         Precision Drilling Corp., 7.125%, 1/15/26 (144A)                     90,787
      35,000         Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)                 35,263
     100,000         Trinidad Drilling, Ltd., 6.625%, 2/15/25 (144A)                      96,625
                                                                                     -----------
                                                                                     $   317,175
------------------------------------------------------------------------------------------------
                     Oil & Gas Equipment & Services -- 1.2%
      50,000         Calfrac Holdings LP, 7.5%, 12/1/20 (144A)                       $    49,765
      50,000         FTS International, Inc., 6.25%, 5/1/22                               50,000
      50,000         Noble Holding International, Ltd., 7.875%, 2/1/26 (144A)             50,250
     100,000         SESI LLC, 7.75%, 9/15/24 (144A)                                     104,000
                                                                                     -----------
                                                                                     $   254,015
------------------------------------------------------------------------------------------------
                     Oil & Gas Exploration & Production -- 7.3%
     101,000         Antero Resources Corp., 5.0%, 3/1/25                            $   101,755
      60,000         Centennial Resource Production LLC, 5.375%,
                     1/15/26 (144A)                                                       59,850
     100,000         Endeavor Energy Resources LP / EER Finance, Inc.,
                     5.5%, 1/30/26 (144A)                                                 99,250
     180,000         Extraction Oil & Gas, Inc., 7.375%, 5/15/24 (144A)                  189,900
     100,000         Great Western Petroleum LLC / Great Western Finance
                     Corp., 9.0%, 9/30/21 (144A)                                         104,250
     150,000         Murphy Oil Corp., 6.875%, 8/15/24                                   157,707
     150,000         Parsley Energy LLC / Parsley Finance Corp., 5.625%,
                     10/15/27 (144A)                                                     148,781
     125,000         QEP Resources, Inc., 5.625%, 3/1/26                                 122,969
     120,000         Sanchez Energy Corp., 6.125%, 1/15/23                                90,000
      50,000         Sanchez Energy Corp., 7.25%, 2/15/23 (144A)                          50,625
     106,000         SM Energy Co., 6.125%, 11/15/22                                     107,060
      75,000         SRC Energy, Inc., 6.25%, 12/1/25 (144A)                              75,750
     160,000         Whiting Petroleum Corp., 6.25%, 4/1/23                              162,000
                                                                                     -----------
                                                                                     $ 1,469,897
------------------------------------------------------------------------------------------------
                     Oil & Gas Refining & Marketing -- 1.6%
     110,000         Calumet Specialty Products Partners LP / Calumet
                     Finance Corp., 6.5%, 4/15/21                                    $   107,250
     202,000         PBF Holding Co., LLC / PBF Finance Corp.,
                     7.0%, 11/15/23                                                      210,080
                                                                                     -----------
                                                                                     $   317,330
------------------------------------------------------------------------------------------------
                     Oil & Gas Storage & Transportation -- 6.4%
      95,000         Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/25           $   100,463
     200,000         Cheniere Energy Partners LP, 5.25%, 10/1/25 (144A)                  202,000

The accompanying notes are an integral part of these financial statements.

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18 19

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                              Value
------------------------------------------------------------------------------------------------
                     Oil & Gas Storage & Transportation -- (continued)
     136,000         Energy Transfer Equity LP, 5.875%, 1/15/24                      $   144,160
     100,000         Genesis Energy LP / Genesis Energy Finance Corp.,
                     6.5%, 10/1/25                                                        99,750
     150,000         Hess Infrastructure Partners LP / Hess Infrastructure
                     Partners Finance Corp., 5.625%, 2/15/26 (144A)                      150,000
     100,000         NGPL PipeCo LLC, 4.375%, 8/15/22 (144A)                              99,750
     100,000         PBF Logistics LP / PBF Logistics Finance Corp., 6.875%,
                     5/15/23 (144A)                                                      102,375
      93,000         Sabine Pass Liquefaction LLC, 5.875%, 6/30/26                       101,547
     100,000         Sunoco LP / Sunoco Finance Corp., 4.875%,
                     1/15/23 (144A)                                                       99,490
     100,000         Targa Resources Partners LP / Targa Resources Partners
                     Finance Corp., 5.0%, 1/15/28 (144A)                                  97,125
     100,000         TransMontaigne Partners LP / TLP Finance Corp.,
                     6.125%, 2/15/26                                                     101,250
                                                                                     -----------
                                                                                     $ 1,297,910
                                                                                     -----------
                     Total Energy                                                    $ 3,736,500
------------------------------------------------------------------------------------------------
                     FOOD, BEVERAGE & TOBACCO -- 1.9%
                     Packaged Foods & Meats -- 1.9%
      98,000         Alliance One International, Inc., 8.5%, 4/15/21 (144A)          $   101,920
     150,000         Aramark Services, Inc., 5.0%, 2/1/28 (144A)                         149,437
      98,000         Pilgrim's Pride Corp., 5.875%, 9/30/27 (144A)                        95,285
      50,000         Post Holdings, Inc., 5.625%, 1/15/28 (144A)                          48,688
                                                                                     -----------
                     Total Food, Beverage & Tobacco                                  $   395,330
------------------------------------------------------------------------------------------------
                     HEALTH CARE EQUIPMENT & SERVICES -- 3.1%
                     Health Care Facilities -- 1.2%
      55,000         CHS/Community Health Systems, Inc., 6.25%, 3/31/23              $    50,050
     189,000         RegionalCare Hospital Partners Holdings, Inc.,
                     8.25%, 5/1/23 (144A)                                                198,450
                                                                                     -----------
                                                                                     $   248,500
------------------------------------------------------------------------------------------------
                     Health Care Services -- 1.1%
     100,000         BioScrip, Inc., 8.875%, 2/15/21                                 $    93,250
     128,000         Universal Hospital Services, Inc., 7.625%, 8/15/20                  129,280
                                                                                     -----------
                                                                                     $   222,530
------------------------------------------------------------------------------------------------
                     Managed Health Care -- 0.8%
     150,000         WellCare Health Plans, Inc., 5.25%, 4/1/25                      $   151,818
                                                                                     -----------
                     Total Health Care Equipment & Services                          $   622,848
------------------------------------------------------------------------------------------------
                     MATERIALS -- 7.3%
                     Aluminum -- 1.3%
     250,000         Constellium NV, 6.625%, 3/1/25 (144A)                           $   258,750
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                              Value
------------------------------------------------------------------------------------------------
                     Commodity Chemicals -- 1.2%
     151,000         NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)                       $   149,868
     100,000         Olin Corp., 5.0%, 2/1/30                                             96,500
                                                                                     -----------
                                                                                     $   246,368
------------------------------------------------------------------------------------------------
                     Copper -- 0.5%
     100,000         First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)             $    99,500
------------------------------------------------------------------------------------------------
                     Diversified Chemicals -- 0.5%
     100,000         Avantor, Inc., 6.0%, 10/1/24 (144A)                             $   100,000
------------------------------------------------------------------------------------------------
                     Diversified Metals & Mining -- 1.3%
     100,000         Coeur Mining, Inc., 5.875%, 6/1/24                              $    99,250
      95,000         Kinross Gold Corp., 4.5%, 7/15/27 (144A)                             92,150
      68,000         Prince Mineral Holding Corp., 11.5%, 12/15/19 (144A)                 70,295
                                                                                     -----------
                                                                                     $   261,695
------------------------------------------------------------------------------------------------
                     Paper Packaging -- 0.5%
     100,000         Plastipak Holdings, Inc., 6.25%, 10/15/25 (144A)                $   101,750
------------------------------------------------------------------------------------------------
                     Specialty Chemicals -- 1.5%
      64,000         Ingevity Corp., 4.5%, 2/1/26 (144A)                             $    62,560
     140,000         Kraton Polymers LLC / Kraton Polymers Capital Corp.,
                     7.0%, 4/15/25 (144A)                                                144,550
      80,000         Kraton Polymers LLC / Kraton Polymers Capital Corp.,
                     10.5%, 4/15/23 (144A)                                                89,400
                                                                                     -----------
                                                                                     $   296,510
------------------------------------------------------------------------------------------------
                     Steel -- 0.5%
     100,000         Commercial Metals Co., 5.375%, 7/15/27                          $   100,687
                                                                                     -----------
                     Total Materials                                                 $ 1,465,260
------------------------------------------------------------------------------------------------
                     MEDIA -- 5.9%
                     Broadcasting -- 2.0%
     194,000         CCO Holdings LLC / CCO Holdings Capital Corp.,
                     5.5%, 5/1/26 (144A)                                             $   194,000
      61,000         Gray Television, Inc., 5.875%, 7/15/26 (144A)                        60,466
     147,000         Nexstar Broadcasting, Inc., 5.625%, 8/1/24 (144A)                   148,010
                                                                                     -----------
                                                                                     $   402,476
------------------------------------------------------------------------------------------------
                     Cable & Satellite -- 3.2%
     200,000         CSC Holdings LLC, 5.5%, 4/15/27 (144A)                          $   197,000
     150,000         Hughes Satellite Systems Corp., 5.25%, 8/1/26                       146,250
     100,000         Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                       101,250
     196,000         Videotron, Ltd., 5.125%, 4/15/27 (144A)                             197,741
                                                                                     -----------
                                                                                     $   642,241
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18 21

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                              Value
------------------------------------------------------------------------------------------------
                     Movies & Entertainment -- 0.7%
     100,000         AMC Entertainment Holdings, Inc., 6.125%, 5/15/27               $    97,250
      50,000         VOC Escrow, Ltd., 5.0%, 2/15/28 (144A)                               48,625
                                                                                     -----------
                                                                                     $   145,875
                                                                                     -----------
                     Total Media                                                     $ 1,190,592
------------------------------------------------------------------------------------------------
                     PHARMACEUTICALS, BIOTECHNOLOGY &
                     SERVICES -- 2.8%
                     Pharmaceuticals -- 2.8%
     200,000         Horizon Pharma, Inc., 6.625%, 5/1/23                            $   200,000
      70,000         Valeant Pharmaceuticals International, Inc., 5.5%,
                     11/1/25 (144A)                                                       69,256
     231,000         Valeant Pharmaceuticals International, Inc., 5.875%,
                     5/15/23 (144A)                                                      205,302
      95,000         Valeant Pharmaceuticals International, Inc., 6.5%,
                     3/15/22 (144A)                                                       98,800
                                                                                     -----------
                     Total Pharmaceuticals, Biotechnology & Services                 $   573,358
------------------------------------------------------------------------------------------------
                     REAL ESTATE -- 1.0%
                     Diversified REIT -- 0.3%
      60,000         MPT Operating Partnership LP / MPT Finance Corp.,
                     5.0%, 10/15/27                                                  $    58,620
------------------------------------------------------------------------------------------------
                     Specialized REIT -- 0.7%
     150,000         Iron Mountain, Inc., 4.875%, 9/15/27 (144A)                     $   141,375
                                                                                     -----------
                     Total Real Estate                                               $   199,995
------------------------------------------------------------------------------------------------
                     RETAILING -- 0.6%
                     Apparel Retail -- 0.1%
      30,000         L Brands, Inc., 5.25%, 2/1/28                                   $    28,875
------------------------------------------------------------------------------------------------
                     Specialty Stores -- 0.5%
      75,000         PetSmart, Inc., 5.875%, 6/1/25 (144A)                           $    58,500
      59,000         PetSmart, Inc., 7.125%, 3/15/23 (144A)                               37,607
                                                                                     -----------
                                                                                     $    96,107
                                                                                     -----------
                     Total Retailing                                                 $   124,982
------------------------------------------------------------------------------------------------
                     SOFTWARE & SERVICES -- 4.6%
                     Data Processing & Outsourced Services -- 2.6%
     192,000         Alliance Data Systems Corp., 5.875%, 11/1/21 (144A)             $   196,320
     195,000         Cardtronics, Inc. / Cardtronics USA, Inc., 5.5%,
                     5/1/25 (144A)                                                       183,787
     146,000         First Data Corp., 5.0%, 1/15/24 (144A)                              146,913
                                                                                     -----------
                                                                                     $   527,020
------------------------------------------------------------------------------------------------
                     Internet Software & Services -- 1.0%
     200,000         Cimpress NV, 7.0%, 4/1/22 (144A)                                $   210,000
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                              Value
------------------------------------------------------------------------------------------------
                     IT Consulting & Other Services -- 1.0%
     187,000         Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)                $   194,744
                                                                                     -----------
                     Total Software & Services                                       $   931,764
------------------------------------------------------------------------------------------------
                     TECHNOLOGY HARDWARE & EQUIPMENT -- 3.4%
                     Communication Equipment -- 1.7%
     138,000         CommScope Technologies LLC, 6.0%, 6/15/25 (144A)                $   142,526
     195,000         Plantronics, Inc., 5.5%, 5/31/23 (144A)                             195,488
                                                                                     -----------
                                                                                     $   338,014
------------------------------------------------------------------------------------------------
                     Electronic Equipment & Instruments -- 0.3%
      60,000         Itron, Inc., 5.0%, 1/15/26 (144A)                               $    59,700
------------------------------------------------------------------------------------------------
                     Electronic Manufacturing Services -- 0.5%
     100,000         TTM Technologies, Inc., 5.625%, 10/1/25 (144A)                  $    99,500
------------------------------------------------------------------------------------------------
                     Computer Hardware, Storage & Peripherals -- 0.9%
     184,000         Diebold Nixdorf, Inc., 8.5%, 4/15/24                            $   194,120
                                                                                     -----------
                     Total Technology Hardware & Equipment                           $   691,334
------------------------------------------------------------------------------------------------
                     TELECOMMUNICATION SERVICES -- 8.7%
                     Integrated Telecommunication Services -- 4.3%
     200,000         CenturyLink, Inc., 6.45%, 6/15/21                               $   204,500
     100,000         CyrusOne LP / CyrusOne Finance Corp., 5.0%, 3/15/24                 100,750
     107,000         Frontier Communications Corp., 9.25%, 7/1/21                         98,953
     150,000         Level 3 Financing, Inc., 5.375%, 5/1/25                             148,875
     200,000         SFR Group SA, 7.375%, 5/1/26 (144A)                                 193,060
      40,000         Windstream Services LLC / Windstream Finance Corp.,
                     8.625%, 10/31/25 (144A)                                              37,400
     132,000         Windstream Services LLC / Windstream Finance Corp.,
                     8.75%, 12/15/24 (144A)                                               84,480
                                                                                     -----------
                                                                                     $   868,018
------------------------------------------------------------------------------------------------
                     Wireless Telecommunication Services -- 4.4%
     200,000         Altice Financing SA, 7.5%, 5/15/26 (144A)                       $   201,500
     185,000         Sprint Corp., 7.125%, 6/15/24                                       183,723
      92,000         Sprint Corp., 7.25%, 9/15/21                                         96,140
     100,000         Sprint Corp., 7.625%, 3/1/26                                         99,635
     175,000         T-Mobile USA, Inc., 4.75%, 2/1/28                                   170,692
     141,000         T-Mobile USA, Inc., 6.625%, 4/1/23                                  145,991
                                                                                     -----------
                                                                                     $   897,681
                                                                                     -----------
                     Total Telecommunication Services                                $ 1,765,699
------------------------------------------------------------------------------------------------
                     TRANSPORTATION -- 0.5%
                     Airlines -- 0.5%
       99,000        DAE Funding LLC, 5.0%, 8/1/24 (144A)                            $    96,772
                                                                                     -----------
                     Total Transportation                                            $    96,772
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18 23

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                              Value
------------------------------------------------------------------------------------------------
                     UTILITIES -- 5.2%
                     Electric Utilities -- 0.5%
     100,000         NextEra Energy Operating Partners LP, 4.25%,
                     9/15/24 (144A)                                                  $    98,625
------------------------------------------------------------------------------------------------
                     Gas Utilities -- 0.5%
     101,000         DCP Midstream Operating LP, 3.875%, 3/15/23                     $    98,475
------------------------------------------------------------------------------------------------
                     Independent Power Producers & Energy Traders -- 4.2%
     146,000         AES Corp., 5.5%, 3/15/24                                        $   149,102
     216,000         Calpine Corp., 5.75%, 1/15/25                                       202,500
     118,000         Dynegy, Inc., 8.0%, 1/15/25 (144A)                                  128,178
      95,000         NRG Energy, Inc., 6.25%, 5/1/24                                      98,325
     164,004         NSG Holdings LLC / NSG Holdings, Inc., 7.75%,
                     12/15/25 (144A)                                                     179,584
      50,000         TerraForm Power Operating LLC, 4.25%, 1/31/23 (144A)                 49,000
      50,000         TerraForm Power Operating LLC, 5.0%, 1/31/28 (144A)                  48,390
                                                                                     -----------
                                                                                     $   855,079
                                                                                     -----------
                     Total Utilities                                                 $ 1,052,179
------------------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS
                     (Cost $18,231,594)                                              $17,936,767
------------------------------------------------------------------------------------------------
                     U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                     4.4% of Net Assets
     200,000(c)      U.S. Treasury Bills, 3/1/18 (144A)                              $   200,000
     100,000(c)      U.S. Treasury Bills, 3/8/18 (144A)                                   99,977
     600,000(c)      U.S. Treasury Bills, 3/29/18 (144A)                                 599,311
                                                                                     -----------
                                                                                     $   899,288
------------------------------------------------------------------------------------------------
                     TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                     (Cost $899,290)                                                 $   899,288
------------------------------------------------------------------------------------------------
                     SENIOR SECURED FLOATING RATE
                     LOAN INTERESTS -- 3.6% of Net Assets*(d)
                     CAPITAL GOODS -- 1.2%
                     Aerospace & Defense -- 0.4%
      75,000         MacDonald, Dettwiler and Associates, Ltd., Initial Term B
                     Loan, 4.33% (LIBOR + 275 bps), 10/4/24                          $    75,422
------------------------------------------------------------------------------------------------
                     Industrial Conglomerates -- 0.8%
     173,629         Filtration Group Corp., First Lien Term Loan, 4.984%
                     (LIBOR + 300 bps), 11/23/20                                     $   175,564
                                                                                     -----------
                     Total Capital Goods                                             $   250,986
------------------------------------------------------------------------------------------------
                     HOUSEHOLD & PERSONAL PRODUCTS -- 0.4%
                     Personal Products -- 0.4%
      99,434         Revlon Consumer Products Corp., Initial Term Loan B,
                     5.148% (LIBOR + 350 bps), 9/7/23                                $    79,831
                                                                                     -----------
                     Total Household & Personal Products                             $    79,831
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18

------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                              Value
------------------------------------------------------------------------------------------------
                     MEDIA -- 1.5%
                     Broadcasting -- 1.5%
      99,373         A-L Parent LLC (aka Learfield Communications), First Lien
                     Initial Term Loan, 0.0% (LIBOR + 325 bps), 12/1/23              $   100,367
     173,322         CBS Radio, Inc., Additional Term B-1 Loan, 4.623%
                     (LIBOR + 275 bps/ PRIME + 175 bps), 11/18/24                        174,595
      21,502         Hubbard Radio LLC, Term Loan, 4.9% (LIBOR +
                     325 bps), 5/27/22                                                    21,670
                                                                                     -----------
                     Total Media                                                     $   296,632
------------------------------------------------------------------------------------------------
                     RETAILING -- 0.4%
                     Department Stores -- 0.4%
      99,740         Neiman Marcus Group, Ltd., LLC, Other Term Loan,
                     4.83% (LIBOR + 325 bps), 10/25/20                               $    84,842
                                                                                     -----------
                     Total Retailing                                                 $    84,842
------------------------------------------------------------------------------------------------
                     UTILITIES -- 0.1%
                     Independent Power Producers & Energy Traders -- 0.1%
      21,750         TerraForm AP Acquisition Holdings LLC, Term Loan,
                     5.943% (LIBOR + 425 bps), 6/27/22                               $    21,933
                                                                                     -----------
                     Total Utilities                                                 $    21,933
------------------------------------------------------------------------------------------------
                     TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                     (Cost $744,057)                                                 $   734,224
------------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 99.0%
                     (Cost $20,362,889)                                              $20,030,453
------------------------------------------------------------------------------------------------
                     OTHER ASSETS AND LIABILITIES -- 1.0%                            $   196,211
------------------------------------------------------------------------------------------------
                     NET ASSETS -- 100.0%                                            $20,226,664
================================================================================================

bps       Basis Points.

LIBOR     London Interbank Offered Rate.

PRIME     U.S. Federal Funds Rate.

REIT      Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2018, the value of these securities amounted to $11,879,378, or 58.7% of net assets.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at February 28, 2018.

(a)       Security is perpetual in nature and has no stated maturity date.

(b) The interest rate is subject to change periodically. The interest rate, reference index and spread shown at February 28, 2018.

The accompanying notes are an integral part of these financial statements.

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18 25

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d) Floating rate note. Coupon rate, reference index and spread shown at February 28, 2018.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2018, were as follows:

--------------------------------------------------------------------------------
                                                      Purchases      Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government Securities                  $        --    $        --
Other Long-term Securities                            $11,599,658    $12,507,386

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser"), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended February 28, 2018, the Fund engaged in purchases and sales pursuant to these procedures amounting to $261,740 and $-, respectively, resulting in gain/loss of $-.

At February 28, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $20,364,123 was as follows:

Aggregate gross unrealized appreciation for all investments in which
  there is an excess of value over tax cost                           $  89,427

Aggregate gross unrealized depreciation for all investments in
  which there is an excess of tax cost over value                      (423,097)
                                                                      ---------
Net unrealized depreciation                                           $(333,670)
                                                                      =========

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Level 1 - quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of February 28, 2018, in valuing the Fund's investments.

--------------------------------------------------------------------------------
                                Level 1     Level 2       Level 3   Total
--------------------------------------------------------------------------------
Convertible Corporate Bonds     $      --   $   216,124   $ --      $    216,124
Convertible Preferred Stocks      244,050            --     --           244,050
Corporate Bonds                        --    17,936,767     --        17,936,767
U.S. Government and
   Agency Obligations                  --       899,288     --           899,288
Senior Secured Floating Rate
   Loan Interests                      --       734,224     --           734,224
--------------------------------------------------------------------------------
Total Investments in Securities $ 244,050   $19,786,403   $ --      $ 20,030,453
================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18

Statement of Assets and Liabilities | 2/28/18 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $20,362,889)   $20,030,453
  Cash                                                                    94,909
  Receivables --
     Investment securities sold                                          147,561
     Dividends                                                             1,406
     Interest                                                            312,737
  Due from the Adviser                                                    10,467
  Other assets                                                            46,010
---------------------------------------------------------------------------------
        Total assets                                                 $20,643,543
=================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                                $   285,829
      Distributions                                                       75,423
      Trustees' fees                                                       1,199
      Professional fees                                                   29,904
   Due to affiliates                                                      11,486
   Accrued expenses                                                       13,038
---------------------------------------------------------------------------------
         Total liabilities                                           $   416,879
=================================================================================
NET ASSETS:
  Paid-in capital                                                    $20,506,856
  Undistributed net investment income                                      8,147
  Accumulated net realized gain on investments                            44,097
  Net unrealized depreciation on investments                            (332,436)
---------------------------------------------------------------------------------
        Net assets                                                   $20,226,664
=================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $8,092,291/803,196 shares)                       $     10.08
  Class C (based on $4,032,364/400,552 shares)                       $     10.07
  Class Y (based on $8,102,009/804,102 shares)                       $     10.08
MAXIMUM OFFERING PRICE:
  Class A ($10.08 (divided by) 95.5%)                                $     10.55
=================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18 27

Statement of Operations (unaudited)

For the Six Months Ended 2/28/18

INVESTMENT INCOME:
   Interest from unaffiliated issuers                        $553,964
   Dividends from unaffiliated issuers                          7,018
---------------------------------------------------------------------------------
         Total investment income                                       $ 560,982
---------------------------------------------------------------------------------
EXPENSES:
  Management fees                                            $ 60,755
  Administrative expense                                       18,230
  Transfer agent fees
     Class A                                                      13
     Class C                                                      13
     Class Y                                                      30
  Distribution fees
     Class A                                                   10,128
     Class C                                                   20,198
  Shareholder communications expense                               78
  Custodian fees                                                4,412
  Registration fees                                             9,181
  Professional fees                                            25,823
  Printing expense                                              8,392
  Pricing fees                                                  6,619
  Trustees' fees                                                3,476
  Insurance expense                                             2,681
  Miscellaneous                                                 2,094
---------------------------------------------------------------------------------
     Total expenses                                                    $ 172,123
     Less fees waived and expenses reimbursed by the Adviser           $ (65,749)
---------------------------------------------------------------------------------
     Net expenses                                                      $ 106,374
---------------------------------------------------------------------------------
         Net investment income                                         $ 454,608
---------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on:
     Investments in unaffiliated issuers                               $  89,497
--------------------------------------------------------------------------------
  Change in net unrealized depreciation on:
     Investments in unaffiliated issuers                               $(272,694)
---------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments               $(183,197)
---------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                 $ 271,411
=================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended
                                                          2/28/18          1/3/17 (a)
                                                          (unaudited)      to 8/31/17
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                              $   454,608      $   187,387
Net realized gain (loss) on investments                        89,497           61,674
Change in net unrealized appreciation (depreciation)
  on investments                                             (272,694)         (59,742)
-----------------------------------------------------------------------------------------
      Net increase in net assets resulting
          from operations                                 $   271,411      $   189,319
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.23 and $0.28 per share, respectively)   $  (184,416)     $   (73,903)
      Class C ($0.19 and $0.23 per share, respectively)       (76,767)         (30,917)
      Class Y ($0.24 and $0.29 per share, respectively)      (194,891)         (77,862)
Net realized gain:
      Class A ($0.05 and $-- per share, respectively)         (42,356)              --
      Class C ($0.05 and $-- per share, respectively)         (21,136)              --
      Class Y ($0.05 and $-- per share, respectively)         (42,395)              --
-----------------------------------------------------------------------------------------
          Total distributions to shareowners              $  (561,961)     $  (182,682)
-----------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                         $ 20,496,380     $20,000,000(b)
Reinvestment of distributions                                  327,659         182,682
Cost of shares repurchased                                 (20,496,144)             --
-----------------------------------------------------------------------------------------
      Net increase in net assets from Fund
         share transactions                               $    327,895     $20,182,682
-----------------------------------------------------------------------------------------
      Net increase in net assets                          $     37,345     $20,189,319
NET ASSETS:
Beginning of period                                       $ 20,189,319     $        --
-----------------------------------------------------------------------------------------
End of period                                             $ 20,226,664     $20,189,319
-----------------------------------------------------------------------------------------
Undistributed net investment income                       $      8,147     $     9,613
=========================================================================================

(a) Class A, Class C and Class Y shares commenced operations on January 3, 2017.

(b) At August 31, 2017 the Adviser owned 100.0% of the value of the outstanding shares of Pioneer Corporate High Yield Fund.

The accompanying notes are an integral part of these financial statements.

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18 29

--------------------------------------------------------------------------------
                               Six Months   Six Months
                               Ended        Ended
                               2/28/18      2/28/18       1/3/17 (a)  1/3/17 (a)
                               Shares       Amount        to 8/31/17  to 8/31/17
                               (unaudited)  (unaudited)   Shares      Amount
--------------------------------------------------------------------------------
Class A
Shares sold                     803,196     $ 8,200,723   783,090     $8,000,000
Reinvestment of distributions    12,869         131,995     7,237         73,903
Less shares repurchased        (803,196)     (8,200,629)       --             --
--------------------------------------------------------------------------------
      Net increase               12,869     $   132,089   790,327     $8,073,903
================================================================================
Class C
Shares sold                     400,552     $ 4,085,678   391,829     $4,000,000
Reinvestment of distributions     5,694          58,328     3,030         30,917
Less shares repurchased        (400,552)     (4,085,631)       --             --
--------------------------------------------------------------------------------
      Net increase                5,694     $    58,375   394,859     $4,030,917
================================================================================
Class Y
Shares sold                     804,102     $ 8,209,979   783,090     $8,000,000
Reinvestment of distributions    13,388         137,336     7,624         77,862
Less shares repurchased        (804,102)     (8,209,884)       --             --
--------------------------------------------------------------------------------
      Net increase               13,388     $   137,431   790,714     $8,077,862
================================================================================

(a) Class A, Class C and Class Y shares commenced operations on January 3, 2017.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18

Financial Highlights

--------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended
                                                                2/28/18           1/3/17 to
                                                                (unaudited)       8/31/17
--------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                            $ 10.22           $10.00
--------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss) (a)                             $  0.23           $ 0.29
   Net realized and unrealized gain (loss) on investments         (0.09)            0.21
--------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $  0.14           $ 0.50
--------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                        $ (0.23)          $(0.28)
   Net realized gain                                              (0.05)              --
--------------------------------------------------------------------------------------------
Total distributions                                             $ (0.28)          $(0.28)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $ (0.14)          $ 0.22
--------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 10.08           $10.22
============================================================================================
Total return (b)                                                   1.40%(c)         5.00%(c)
Ratio of net expenses to average net assets                        1.00%(d)         1.02%(d)
Ratio of net investment income (loss) to average net assets        4.54%(d)         4.40%(d)
Portfolio turnover rate                                              58%(c)          113%(d)
Net assets, end of period (in thousands)                        $ 8,092           $8,076
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                            1.65%(d)         3.89%(d)
   Net investment income (loss) to average net assets              3.89%(d)         1.53%(d)
============================================================================================

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) Not Annualized.

(d) Annualized.

The accompanying notes are an integral part of these financial statements.

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18 31

--------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended
                                                                 2/28/18         1/3/17 to
                                                                 (unaudited)     8/31/17
--------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                             $ 10.21         $10.00
--------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss) (a)                              $  0.19         $ 0.24
   Net realized and unrealized gain (loss) on investments          (0.09)          0.20
--------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $  0.10         $ 0.44
--------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                         $ (0.19)        $(0.23)
   Net realized gain                                               (0.05)            --
--------------------------------------------------------------------------------------------
Total distributions                                              $ (0.24)        $(0.23)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $ (0.14)        $ 0.21
--------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 10.07         $10.21
============================================================================================
Total return (b)                                                    1.03%(c)       4.44%(c)
Ratio of net expenses to average net assets                         1.75%(d)       1.75%(d)
Ratio of net investment income (loss) to average net assets         3.79%(d)       3.67%(d)
Portfolio turnover rate                                               58%(c)        113%(d)
Net assets, end of period (in thousands)                         $ 4,032         $4,032
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                             2.40%(d)       4.63%(d)
   Net investment income (loss) to average net assets               3.14%(d)       0.79%(d)
============================================================================================

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Not Annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18

---------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended
                                                                 2/28/18         1/3/17 to
                                                                 (unaudited)     8/31/17
--------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                             $ 10.22          $10.00
--------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss) (a)                              $  0.24          $ 0.31
   Net realized and unrealized gain (loss) on investments          (0.09)           0.20
--------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $  0.15          $ 0.51
--------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                         $ (0.24)         $(0.29)
   Net realized gain                                               (0.05)             --
--------------------------------------------------------------------------------------------
Total distributions                                              $ (0.29)         $(0.29)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $ (0.14)         $ 0.22
--------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 10.08          $10.22
============================================================================================
Total return (b)                                                    1.53%(c)        5.14%(c)
Ratio of net expenses to average net assets                         0.75%(d)        0.75%(d)
Ratio of net investment income (loss) to average net assets         4.79%(d)        4.67%(d)
Portfolio turnover rate                                               58%            113%(d)
Net assets, end of period (in thousands)                         $ 8,102          $8,081
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                             1.40%(d)        3.63%(d)
   Net investment income (loss) to average net assets               4.14%(d)        1.79%(d)
============================================================================================

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)  Not Annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18 33

Notes to Financial Statements | 2/28/18 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Corporate High Yield Fund (formerly Pioneer U.S. Corporate High Yield
Fund) (the "Fund") is one of three portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to achieve a high level of current income and long-term capital appreciation.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class A, Class C and Class Y commenced operations on January 3, 2017. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

34 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains or losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18 35 deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

36 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18

     At February 28, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and State tax authorities.

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18 37

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the period ended August 31, 2017 was as follows:

     ---------------------------------------------------------------------------
                                                                            2017
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                    $182,682
     ---------------------------------------------------------------------------
          Total                                                         $182,682
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2017:

     ---------------------------------------------------------------------------
                                                                           2017
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                     $ 71,334
     Net unrealized depreciation                                        (60,976)
     ---------------------------------------------------------------------------
          Total                                                        $ 10,358
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor earned no underwriting commissions on the sale of Class A shares during the six months ended February 28, 2018.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees

38 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18 paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

     The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative.

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18 39

     These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

     Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders).

     With the increased use of technologies such as the Internet to conduct business, the fund is susceptible to operational, information security and related risks. While the fund's adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the fund cannot control the cybersecurity plans and systems put in place by service providers to the fund such as Brown Brothers Harriman & Co., the fund's custodian and accounting agent, DST Asset Manager Solutions, Inc., the fund's transfer agent. In addition, many beneficial owners of fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the fund's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the fund's ability to calculate its NAV, impediments to trading, the inability of fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $1 billion and 0.55% on assets over $1 billion. For the six months ended February 28, 2018, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.60% (annualized) of the Fund's average daily net assets.

40 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.05%, 1.80% and 0.75% of the average daily net assets attributable to Class A, Class C, and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended February 28, 2018 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,657 in management fees, administrative costs and certain other reimbursements payable to the Adviser at February 28, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the six months ended February 28, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                      $69
Class C                                                                        5
Class Y                                                                        4
--------------------------------------------------------------------------------
  Total                                                                      $78
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18 41

Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $829 in distribution fees payable to the Distributor at February 28, 2018.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended February 28, 2018 no CDSCs were paid to the Distributor.

5. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obligated to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income in the Statement of Operations.

As of February 28, 2018, the Fund had the following unfunded loan commitment outstanding:

--------------------------------------------------------------------------------
                                                                   Unrealized
                                                                   Appreciation/
Loan                 Principal        Cost           Value         Depreciation
--------------------------------------------------------------------------------
Centene Corp.,
 Bridge Loan         $145,000         $145,000       $145,000      $ --
--------------------------------------------------------------------------------
Total                $145,000         $145,000       $145,000      $ --
================================================================================

6. Change in Investment Policies

Effective February 1, 2018, the Fund's name changed from Pioneer U.S. Corporate High Yield Fund to Pioneer Corporate High Yield Fund, and the following investment policy changes became effective:

     Principal investment strategies

     Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in below investment grade (high yield) debt of corporate issuers.

42 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18

In connection with this change:

     - The Fund's 15% limitation on investing in securities of non-U.S. issuers is eliminated.

     - References to "debt of U.S. corporate issuers" are replaced with "debt of corporate issuers".

In addition, the following investment policy is revised to clarify that the Fund may invest in municipal obligations, subject to the above 80% policy.

     The Fund may invest in debt securities and other obligations of U.S. and non- U.S. governmental entities, including municipal issuers, as well as corporate and other non-governmental entities.

              Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18 43

Trustees, Officers and Service Providers

Trustees                                    Officers
Thomas J. Perna, Chairman                   Lisa M. Jones, President and
David R. Bock                                 Chief Executive Officer
Benjamin M. Friedman                        Mark E. Bradley, Treasurer and
Margaret B.W. Graham                          Chief Financial Officer
Lisa M. Jones                               Christopher J. Kelley, Secretary and
Lorraine H. Monchak                           Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

44 Pioneer Corporate High Yield Fund | Semiannual Report | 2/28/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 30144-01-0418

                      Pioneer Global
                      Equity Fund

--------------------------------------------------------------------------------
                      Semiannual Report | February 28, 2018
--------------------------------------------------------------------------------

                      Ticker Symbols:
                      Class A     GLOSX
                      Class C     GCSLX
                      Class K     PGEKX
                      Class R     PRGEX
                      Class Y     PGSYX

                      [LOGO]   Amundi Pioneer
                               ==============
                             ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          26

Notes to Financial Statements                                                 35

Trustees, Officers and Service Providers                                      49

                      Pioneer Global Equity Fund | Semiannual Report | 2/28/18 1

President's Letter

While 2017 delivered strong positive performance, 2018, thus far, has introduced market volatility. Concerns about the sustainability of the pace of economic growth, extended equity valuations, and rising interest rates drove a significant stock market sell-off beginning in late January, approaching correction levels. The market did recover from its initial slump, but this year's significant fluctuations have served to remind investors that even the strongest "bulls" cannot run forever.

Our view is that the pause in the market's near-continuous upward momentum over the previous 15 months presents an opportunity for investors to enter the market at healthier valuation levels. We believe fundamentals are still quite positive, yet also believe that caution is warranted given that the market remains vulnerable to corrections. Some areas, such as growth stocks, appear expensive, but we do see opportunity in value stocks, with prices supported by better corporate earnings due to the recent tax reforms in the U.S. as well as robust, nominal gross domestic product (GDP) growth. In fact, GDP growth in the U.S. remained well above 2% in the fourth quarter of 2017, after rising to better than 3% in the second and third quarters.

In the fixed-income markets, we believe investors should consider positioning their portfolios to defend against rising interest rates, with underweight positions in U.S. Treasuries. We see more attractive valuations within structured investment vehicles, such as mortgage-backed securities (MBS) in both the agency and non-agency residential MBS sectors, as fundamentals within the U.S. housing market remain positive. We believe that agency MBS, in particular, offer investors reasonable value.

Since 1928, the foundation of Amundi Pioneer's investment approach has been active management, which is especially important during periods of market volatility. We believe investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds. In fact, the Pioneer Fund, the third-oldest mutual fund in the U.S., recently celebrated its 90th birthday. We believe the Fund serves as an important ambassador of our time-tested value style of investing and our early focus on understanding the benefits of investing in companies with sustainable business models. Over its nine decades of existence - a time period that included a Great Depression, a devastating World War, a long Cold War, and enormous technological as well as societal changes - the Fund has been well-served by this investment approach.

2 Pioneer Global Equity Fund | Semiannual Report | 2/28/18

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
February 28, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Global Equity Fund | Semiannual Report | 2/28/18 3

Portfolio Management Discussion | 2/28/18

In the following interview, portfolio managers Marco Pirondini and David Glazer discuss the factors that influenced the performance of Pioneer Global Equity Fund during the six-month period ended February 28, 2018. Mr. Pirondini, Senior Managing Director, Head of Equities, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), and Mr. Glazer, a senior vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the six-month period ended February 28, 2018?

A Pioneer Global Equity Fund's Class A shares returned 11.64% at net asset value during the six-month period ended February 28, 2018, while the Fund's benchmarks, the Morgan Stanley Capital International (MSCI) World ND Index and the MSCI All Country World ND Index1, returned 8.86% and 9.07%, respectively. During the same period, the average return of the 911 mutual funds in Morningstar's World Large Stock Funds category was 8.19%.

Q How would you characterize the investment environment in the global equity markets during the six-month period ended February 28, 2018?

A The past six months represented another very strong period for global equities, as we continued to see a significant reflationary trend in the global economy, with solid and still-improving economic performance in all regions. Overall market returns were robust as investors reacted positively to the law passed in late 2017 that significantly overhauled U.S. tax rates for corporations and individuals. In the U.S., the job market continued to advance to near full employment, and inflation remained at an acceptable level. Stocks were also pushed higher by synchronized growth across global economies, a provision in the new U.S. tax law that provides a window for corporations to repatriate cash held overseas on favorable terms, and

(1) The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Global Equity Fund | Semiannual Report | 2/28/18 constructive policy from central banks worldwide, including the U.S. Federal Reserve (the Fed), which in December raised short-term rates for the third time in 2017. Over the six months, U.S. financial markets outperformed international markets.

      During the period, cyclical sectors such as financials, consumer discretionary, industrials, and information technology continued their strong performance. In contrast, utilities, real estate, consumer staples, and health care stocks trailed market averages over the six-month period. The markets displayed very positive overall performance despite bouts of volatility, especially during a February slump stemming primarily from geopolitical events, news from Washington, and trade-related controversies.

      In that environment, global stocks delivered strong results. U.S. equities, as measured by the Standard & Poor's 500 Index, returned 9.80%. Meanwhile, the MSCI All Country World Index returned 9.07%.

Q     Would you review the Fund's overall investment approach?

A When picking investments for the Fund, we examine mid- and large-capitalization stocks worldwide, including those located in the emerging markets. From there, we build a diversified* portfolio. We look for stocks that we think can provide "growth at a reasonable price," and so there is a strong value component to our analysis.

      We seek to invest the Fund in companies that are not only benefiting from operating efficiencies as reflected in factors such as increased market share and revenues, but that are also employing their capital efficiently. In particular, we emphasize strong free cash flow, because that provides companies with the flexibility to make share buybacks, reinvest in their businesses, make acquisitions, and raise dividends**. We also look for stocks with attractive dividend yields as well as those trading at below-market valuations.

      Finally, we attempt to assess not only the potential price gains for each stock, but also the potential for a decline in price if circumstances become unfavorable. We prefer stocks with the highest potential upside relative to their downside.

*     Diversification does not assure a profit nor protect against loss.

**    Dividends are not guaranteed.

                      Pioneer Global Equity Fund | Semiannual Report | 2/28/18 5

Q Which of your investment decisions or individual portfolio holdings either aided or detracted from the Fund's benchmark-relative performance during the six-month period ended February 28, 2018?

A During the period, with the reflationary trade a dominant theme in the market, we positioned the Fund for an improving global economy, and that positioning strongly benefited relative performance.

      The Fund's sector allocations contributed significantly to benchmark-relative returns, as portfolio overweights to financials, information technology, and consumer discretionary were additive. The Fund's underweights in utilities, real estate, health care, and consumer staples also benefited relative performance.

      Security selection results, too, helped the Fund's benchmark-relative returns during the period. Selection results were particularly strong within financials, as portfolio positions in Discover Financial Services, Mitsubishi UFJ Financial, Aldermore, BlackRock, and JPMorgan Chase aided performance. Within industrials, the Fund's position in United Rentals and lack of portfolio exposure to General Electric, which underperformed, were key contributors to benchmark-relative performance, while several portfolio holdings in information technology, including Micron Technology, Samsung Electric, and Microsoft, also aided relative returns.

      Conversely, within consumer discretionary, the Fund's lack of exposure to Amazon.com and a portfolio position in Valeo, a French company that makes car components, detracted from benchmark-relative performance. Finally, within materials, the Fund's holdings in Irish building materials company CRH also detracted from relative returns.

Q Did you employ derivatives in managing the Fund during the six-month period ended February 28, 2018, and did those investments have an effect on performance?

A Over the six-month period, the Fund employed derivative securities at a minimal level, and they had a negligible effect on performance.

Q     What is your current outlook for the global economy and the markets?

A We believe that the global economy is still in the midst of a strong growth cycle. With the added fuel from the new U.S. tax law that strongly benefits corporations, along with continued job growth, we look for corporate profits, earnings, and global gross domestic product (GDP) to continue to expand.

6 Pioneer Global Equity Fund | Semiannual Report | 2/28/18

We do not expect the positive economic environment to change any time soon, barring unexpected exogenous events. At the same time, we think that global interest rates will begin to rise in 2018, as U.S. rates have already started climbing. Of course, interest-rate rises are invariably accompanied by risks to vulnerable companies and even to some countries. However, we do not look for gradually rising rates to derail the economic expansion. And, in spite of political rhetoric regarding possible hindrances to free trade, we anticipate continued economic growth, solid corporate profits, and favorable stock market performance amid bouts of volatility.

Going forward, we plan to maintain the pro-cyclical tilt in the portfolio, with the Fund's largest overweight positions in financials and information technology stocks.

                      Pioneer Global Equity Fund | Semiannual Report | 2/28/18 7

Please refer to the Schedule of Investments on pages 18-25 for a full listing of fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

Investments in small- and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Global Equity Fund | Semiannual Report | 2/28/18

Portfolio Summary | 2/28/18

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 29.8%
Information Technology                                                     23.8%
Consumer Discretionary                                                     15.4%
Industrials                                                                 7.5%
Health Care                                                                 6.6%
Energy                                                                      6.1%
Consumer Staples                                                            5.1%
Materials                                                                   2.6%
Telecommunication Services                                                  2.6%
Real Estate                                                                 0.5%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings based on country of domicile)*

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

United States                                                              54.0%
Japan                                                                      13.2%
France                                                                     11.6%
United Kingdom                                                              6.5%
Germany                                                                     2.5%
Indonesia                                                                   2.0%
Taiwan                                                                      1.6%
Italy                                                                       1.5%
Switzerland                                                                 1.4%
Malaysia                                                                    1.3%
Russia                                                                      1.2%
Ireland                                                                     1.0%
Other (individually less than 1%)                                           2.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. Apple, Inc.                                                            4.33%
--------------------------------------------------------------------------------
 2. Discover Financial Services, Inc.                                      4.00
--------------------------------------------------------------------------------
 3. TOTAL SA                                                               3.91
--------------------------------------------------------------------------------
 4. United Rentals, Inc.                                                   3.68
--------------------------------------------------------------------------------
 5. Microsoft Corp.                                                        3.49
--------------------------------------------------------------------------------
 6. Micron Technology, Inc.                                                2.87
--------------------------------------------------------------------------------
 7. BNP Paribas SA                                                         2.80
--------------------------------------------------------------------------------
 8. Affiliated Managers Group, Inc.                                        2.69
--------------------------------------------------------------------------------
 9. Mitsubishi UFJ Financial Group, Inc.                                   2.68
--------------------------------------------------------------------------------
10. Valeo SA                                                               2.30
--------------------------------------------------------------------------------

* This list excludes temporary cash investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

                      Pioneer Global Equity Fund | Semiannual Report | 2/28/18 9

Prices and Distributions | 2/28/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                     2/28/18                        8/31/17
--------------------------------------------------------------------------------
          A                        $16.50                          $15.77
--------------------------------------------------------------------------------
          C                        $16.17                          $15.42
--------------------------------------------------------------------------------
          K                        $16.48                          $15.81
--------------------------------------------------------------------------------
          R                        $16.41                          $15.65
--------------------------------------------------------------------------------
          Y                        $16.53                          $15.83
--------------------------------------------------------------------------------

Distributions per Share: 9/1/17-2/28/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment      Short-Term            Long-Term
         Class            Income         Capital Gains         Capital Gains
--------------------------------------------------------------------------------
          A              $0.2071           $0.2108               $0.6278
--------------------------------------------------------------------------------
          C              $0.0788           $0.2108               $0.6278
--------------------------------------------------------------------------------
          K              $0.2967           $0.2108               $0.6278
--------------------------------------------------------------------------------
          R              $0.1377           $0.2108               $0.6278
--------------------------------------------------------------------------------
          Y              $0.2740           $0.2108               $0.6278
--------------------------------------------------------------------------------

The Morgan Stanley Capital International (MSCI) World ND Index is an unmanaged measure of the performance of stock markets in the developed world. The MSCI All Country World ND Index is an unmanaged, free-float-adjusted, market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-15.

10 Pioneer Global Equity Fund | Semiannual Report | 2/28/18

Performance Update | 2/28/18                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Equity Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of February 28, 2018)
--------------------------------------------------------------------------------
                                                 MSCI
             Net        Public      MSCI         All
             Asset      Offering    World        Country
             Value      Price       ND           World
Period       (NAV)      (POP)       Index        ND Index
--------------------------------------------------------------------------------
10 years      5.70%      5.07%       6.03%        5.65%
5 years      11.70      10.39       10.70        10.07
1 year       23.54      16.44       17.36        18.79
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
--------------------------------------------------------------------------------
             Gross      Net
--------------------------------------------------------------------------------
             1.46%      1.25%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

             Pioneer Global    MSCI World      MSCI All Country
             Equity Fund       ND Index        World ND Index
2/08         $ 9,425           $10,000         $10,000
2/09         $ 5,085           $ 5,288         $ 5,180
2/10         $ 7,518           $ 8,159         $ 8,190
2/11         $ 8,728           $ 9,928         $ 9,954
2/12         $ 8,578           $ 9,760         $ 9,806
2/13         $ 9,432           $10,803         $10,717
2/14         $11,694           $13,146         $12,663
2/15         $12,753           $14,180         $13,620
2/16         $11,209           $12,620         $11,942
2/17         $13,278           $15,303         $14,579
2/18         $16,404           $17,959         $17,318

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2019, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more recent expense ratios.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/18 11

Performance Update | 2/28/18                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of February 28, 2018)
--------------------------------------------------------------------------------
                                                 MSCI
                                    MSCI         All
                                    World        Country
             If         If          ND           World
Period       Held       Redeemed    Index        ND Index
--------------------------------------------------------------------------------
10 years      4.80%      4.80%       6.03%        5.65%
5 years      10.81      10.81       10.70        10.07
1 year       22.67      22.67       17.36        18.79
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
--------------------------------------------------------------------------------
             Gross      Net
--------------------------------------------------------------------------------
             2.19%      2.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

             Pioneer Global    MSCI World      MSCI All Country
             Equity Fund       ND Index        World ND Index
2/08         $10,000           $10,000         $10,000
2/09         $ 5,350           $ 5,288         $ 5,180
2/10         $ 7,838           $ 8,159         $ 8,190
2/11         $ 9,024           $ 9,928         $ 9,954
2/12         $ 8,779           $ 9,760         $ 9,806
2/13         $ 9,569           $10,803         $10,717
2/14         $11,757           $13,146         $12,663
2/15         $12,720           $14,180         $13,620
2/16         $11,095           $12,620         $11,942
2/17         $13,033           $15,303         $14,579
2/18         $15,988           $17,959         $17,318

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2019, for Class C shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more recent expense ratios.

12 Pioneer Global Equity Fund | Semiannual Report | 2/28/18

Performance Update | 2/28/18                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of February 28, 2018)
--------------------------------------------------------------------------------
                                    MSCI
             Net        MSCI        All
             Asset      World       Country
             Value      ND          World
Period       (NAV)      Index       ND Index
--------------------------------------------------------------------------------
10 years      5.85%      6.03%       5.65%
5 years      12.02      10.70       10.07
1 year       24.07      17.36       18.79
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
--------------------------------------------------------------------------------
             Gross      Net
--------------------------------------------------------------------------------
             0.98%      0.80%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

             Pioneer Global    MSCI World      MSCI All Country
             Equity Fund       ND Index        World ND Index
2/08         $5,000,000        $5,000,000      $5,000,000
2/09         $2,697,824        $2,644,015      $2,589,893
2/10         $3,988,190        $4,079,726      $4,095,082
2/11         $4,629,978        $4,963,982      $4,977,230
2/12         $4,550,790        $4,879,850      $4,903,210
2/13         $5,003,682        $5,401,678      $5,358,579
2/14         $6,203,898        $6,572,859      $6,331,740
2/15         $6,770,632        $7,089,971      $6,810,084
2/16         $5,981,113        $6,309,910      $5,971,184
2/17         $7,115,064        $7,651,583      $7,289,268
2/18         $8,827,762        $8,979,721      $8,659,221

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2019, for Class K shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more recent expense ratios.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/18 13

Performance Update | 2/28/18                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of February 28, 2018)
--------------------------------------------------------------------------------
                                    MSCI
             Net        MSCI        All
             Asset      World       Country
             Value      ND          World
Period       (NAV)      Index       ND Index
--------------------------------------------------------------------------------
10 years      5.63%      6.03%       5.65%
5 years      11.56      10.70       10.07
1 year       23.17      17.36       18.79
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
--------------------------------------------------------------------------------
             Gross      Net
--------------------------------------------------------------------------------
             1.75%      1.55%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

             Pioneer Global    MSCI World      MSCI All Country
             Equity Fund       ND Index        World ND Index
2/08         $10,000           $10,000         $10,000
2/09         $ 5,396           $ 5,288         $ 5,180
2/10         $ 7,976           $ 8,159         $ 8,190
2/11         $ 9,260           $ 9,928         $ 9,954
2/12         $ 9,102           $ 9,760         $ 9,806
2/13         $10,007           $10,803         $10,717
2/14         $12,408           $13,146         $12,663
2/15         $13,532           $14,180         $13,620
2/16         $11,890           $12,620         $11,942
2/17         $14,037           $15,303         $14,579
2/18         $17,290           $17,959         $17,318

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2019, for Class R shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more recent expense ratios.

14 Pioneer Global Equity Fund | Semiannual Report | 2/28/18

Performance Update | 2/28/18                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of February 28, 2018)
--------------------------------------------------------------------------------
                                    MSCI
             Net        MSCI        All
             Asset      World       Country
             Value      ND          World
Period       (NAV)      Index       ND Index
--------------------------------------------------------------------------------
10 years      6.17%      6.03%       5.65%
5 years      12.22      10.70       10.07
1 year       24.08      17.36       18.79
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
--------------------------------------------------------------------------------
             Gross      Net
--------------------------------------------------------------------------------
             1.10%      0.80%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

             Pioneer Global    MSCI World      MSCI All Country
             Equity Fund       ND Index        World ND Index
2/08         $5,000,000        $5,000,000      $5,000,000
2/09         $2,697,824        $2,644,015      $2,589,893
2/10         $4,013,837        $4,079,726      $4,095,082
2/11         $4,684,924        $4,963,982      $4,977,230
2/12         $4,622,477        $4,879,850      $4,903,210
2/13         $5,110,803        $5,401,678      $5,358,579
2/14         $6,366,977        $6,572,859      $6,331,740
2/15         $6,974,712        $7,089,971      $6,810,084
2/16         $6,158,111        $6,309,910      $5,971,184
2/17         $7,331,664        $7,651,583      $7,289,268
2/18         $9,096,949        $8,979,721      $8,659,221

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of the Fund's Class Y shares on December 31, 2008, is the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2008, the actual performance of Class Y shares is reflected.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2019, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more recent expense ratios.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/18 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments and redemption fees.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on actual returns from September 1, 2017, through February 28, 2018.

----------------------------------------------------------------------------------------------------
Share Class                         A              C              K              R             Y
----------------------------------------------------------------------------------------------------
Beginning Account               $1,000.00      $1,000.00      $1,000.00      $1,000.00     $1,000.00
Value on 9/1/17
----------------------------------------------------------------------------------------------------
Ending Account                  $1,116.40      $1,111.40      $1,118.30      $1,114.40     $1,118.50
Value on 2/28/18
----------------------------------------------------------------------------------------------------
Expenses Paid                   $    6.51      $   10.26      $    4.20      $    8.13     $    4.20
During Period*
----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.24%, 1.96%, 0.80%, 1.55% and 0.80% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 Pioneer Global Equity Fund | Semiannual Report | 2/28/18

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2017, through February 28, 2018.

----------------------------------------------------------------------------------------------------
Share Class                         A              C              K              R             Y
----------------------------------------------------------------------------------------------------
Beginning Account               $1,000.00      $1,000.00      $1,000.00      $1,000.00     $1,000.00
Value on 9/1/17
----------------------------------------------------------------------------------------------------
Ending Account                  $1,018.60      $1,015.03      $1,020.78      $1,017.06     $1,020.73
Value on 2/28/18
----------------------------------------------------------------------------------------------------
Expenses Paid                   $    6.21      $    9.79      $    4.01      $    7.75     $    4.01
During Period*
----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.24%, 1.96%, 0.80%, 1.55% and 0.80% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/18 17

Schedule of Investments | 2/28/18 (unaudited)

----------------------------------------------------------------------------------------------
 Shares                                                                      Value
----------------------------------------------------------------------------------------------
                   UNAFFILIATED ISSUERS -- 99.7%
                   COMMON STOCKS -- 98.5% of Net Assets
                   AUTOMOBILES & COMPONENTS -- 6.1%
                   Auto Parts & Equipment -- 4.0%
      89,300       Aisin Seiki Co., Ltd.                                     $       5,200,176
     110,883       Valeo SA                                                          7,175,973
                                                                             -----------------
                                                                             $      12,376,149
----------------------------------------------------------------------------------------------
                   Automobile Manufacturers -- 1.4%
      50,047       Daimler AG                                                $       4,289,021
----------------------------------------------------------------------------------------------
                   Tires & Rubber -- 0.7%
      50,900       Bridgestone Corp.                                         $       2,259,918
                                                                             -----------------
                   Total Automobiles & Components                            $      18,925,088
----------------------------------------------------------------------------------------------
                   BANKS -- 12.8%
                   Diversified Banks -- 11.9%
     335,308       Abu Dhabi Commercial Bank PJSC                            $         665,766
      54,376       Bank of America Corp.                                             1,745,470
  12,564,600       Bank Rakyat Indonesia Persero Tbk PT                              3,439,346
     110,478       BNP Paribas SA                                                    8,736,840
      64,709       Citigroup, Inc.                                                   4,884,882
     225,243       First Abu Dhabi Bank PJSC                                           707,132
      39,662       JPMorgan Chase & Co.                                              4,580,961
   1,544,200       Malayan Banking Bhd                                               4,105,830
   1,185,200       Mitsubishi UFJ Financial Group, Inc.                              8,368,120
                                                                             -----------------
                                                                             $      37,234,347
----------------------------------------------------------------------------------------------
                   Regional Banks -- 0.9%
  10,515,800       Bank Tabungan Negara Persero Tbk PT                       $       2,850,216
                                                                             -----------------
                   Total Banks                                               $      40,084,563
----------------------------------------------------------------------------------------------
                   CAPITAL GOODS -- 7.4%
                   Aerospace & Defense -- 2.0%
     421,621       BAE Systems Plc                                           $       3,340,446
      27,583       Thales SA                                                         3,076,086
                                                                             -----------------
                                                                             $       6,416,532
----------------------------------------------------------------------------------------------
                   Heavy Electric Equipment -- 1.7%
     318,100       Mitsubishi Electric Corp.                                 $       5,358,590
----------------------------------------------------------------------------------------------
                   Trading Companies & Distributors -- 3.7%
      65,516(a)    United Rentals, Inc.                                      $      11,471,196
                                                                             -----------------
                   Total Capital Goods                                       $      23,246,318
----------------------------------------------------------------------------------------------
                   CONSUMER DURABLES & APPAREL -- 4.8%
                   Apparel, Accessories & Luxury Goods -- 2.5%
     133,630       Moncler S.p.A.                                            $       4,655,676
      22,561       PVH Corp.                                                         3,255,101
                                                                             -----------------
                                                                             $       7,910,777
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Equity Fund | Semiannual Report | 2/28/18

----------------------------------------------------------------------------------------------
 Shares                                                                      Value
----------------------------------------------------------------------------------------------
                   Footwear -- 0.5%
     288,000       ANTA Sports Products, Ltd.                                $       1,414,381
----------------------------------------------------------------------------------------------
                   Homebuilding -- 1.8%
     303,400       Sekisui Chemical Co., Ltd.                                $       5,714,480
                                                                             -----------------
                   Total Consumer Durables & Apparel                         $      15,039,638
----------------------------------------------------------------------------------------------
                   CONSUMER SERVICES -- 0.6%
                   Restaurants -- 0.6%
     106,600       KOMEDA Holdings Co., Ltd.                                 $       2,014,055
                                                                             -----------------
                   Total Consumer Services                                   $       2,014,055
----------------------------------------------------------------------------------------------
                   DIVERSIFIED FINANCIALS -- 12.5%
                   Asset Management & Custody Banks -- 7.0%
      44,250       Affiliated Managers Group, Inc.                           $       8,379,180
       5,819       BlackRock, Inc., Class A                                          3,197,133
     165,449       Blackstone Group LP                                               5,625,266
     144,803       Invesco, Ltd.                                                     4,711,890
                                                                             -----------------
                                                                             $      21,913,469
----------------------------------------------------------------------------------------------
                   Consumer Finance -- 4.0%
     158,027       Discover Financial Services, Inc.                         $      12,457,268
----------------------------------------------------------------------------------------------
                   Financial Exchanges & Data -- 1.0%
      38,647       Nasdaq, Inc.                                              $       3,120,745
----------------------------------------------------------------------------------------------
                   Multi-Sector Holdings -- 0.5%
      74,715       Ayala Corp.                                               $       1,510,563
                                                                             -----------------
                   Total Diversified Financials                              $      39,002,045
----------------------------------------------------------------------------------------------
                   ENERGY -- 6.1%
                   Integrated Oil & Gas -- 5.1%
     655,930       Rosneft Oil Co. PJSC (G.D.R.)                             $       3,820,180
     213,523       TOTAL SA                                                         12,192,663
                                                                             -----------------
                                                                             $      16,012,843
----------------------------------------------------------------------------------------------
                   Oil & Gas Exploration & Production -- 1.0%
      30,598       EOG Resources, Inc.                                       $       3,103,249
                                                                             -----------------
                   Total Energy                                              $      19,116,092
----------------------------------------------------------------------------------------------
                   FOOD, BEVERAGE & TOBACCO -- 0.7%
                   Packaged Foods & Meats -- 0.7%
      45,528       General Mills, Inc.                                       $       2,301,440
                                                                             -----------------
                   Total Food, Beverage & Tobacco                            $       2,301,440
----------------------------------------------------------------------------------------------
                   FOOD & STAPLES RETAILING -- 2.6%
                   Drug Retail -- 2.5%
     135,500       Sundrug Co., Ltd.                                         $       6,234,653
      21,484       Walgreens Boots Alliance, Inc.                                    1,480,033
                                                                             -----------------
                                                                             $       7,714,686
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/18 19

----------------------------------------------------------------------------------------------
 Shares                                                                      Value
----------------------------------------------------------------------------------------------
                   Hypermarkets & Super Centers -- 0.1%
     488,270       Puregold Price Club, Inc.                                 $         485,671
                                                                             -----------------
                   Total Food & Staples Retailing                            $       8,200,357
----------------------------------------------------------------------------------------------
                   HEALTH CARE EQUIPMENT & SERVICES -- 0.8%
                   Health Care Services -- 0.8%
      13,709(a)    Laboratory Corp. of America Holdings                      $       2,367,544
                                                                             -----------------
                   Total Health Care Equipment & Services                    $       2,367,544
----------------------------------------------------------------------------------------------
                   HOUSEHOLD & PERSONAL PRODUCTS -- 1.7%
                   Personal Products -- 1.7%
     106,566       Unilever Plc                                              $       5,449,711
                                                                             -----------------
                   Total Household & Personal Products                       $       5,449,711
----------------------------------------------------------------------------------------------
                   INSURANCE -- 3.2%
                   Insurance Brokers -- 0.6%
      11,272       Willis Towers Watson Plc                                  $       1,779,849
----------------------------------------------------------------------------------------------
                   Multi-line Insurance -- 2.6%
      15,315       Allianz SE                                                $       3,574,414
     150,832       AXA SA                                                            4,741,875
                                                                             -----------------
                                                                             $       8,316,289
                                                                             -----------------
                   Total Insurance                                           $      10,096,138
----------------------------------------------------------------------------------------------
                   MATERIALS -- 2.6%
                   Commodity Chemicals -- 0.7%
       6,210       LG Chem, Ltd.                                             $       2,168,820
----------------------------------------------------------------------------------------------
                   Construction Materials -- 1.1%
      98,050       CRH Plc                                                   $       3,215,218
----------------------------------------------------------------------------------------------
                   Diversified Chemicals -- 0.8%
      36,782       DowDuPont, Inc.                                           $       2,585,775
                                                                             -----------------
                   Total Materials                                           $       7,969,813
----------------------------------------------------------------------------------------------
                   MEDIA -- 2.4%
                   Advertising -- 0.9%
     147,599       WPP Plc                                                   $       2,819,636
----------------------------------------------------------------------------------------------
                   Broadcasting -- 0.5%
     738,972       ITV Plc                                                   $       1,619,695
----------------------------------------------------------------------------------------------
                   Movies & Entertainment -- 1.0%
      33,121       Time Warner, Inc.                                         $       3,078,928
                                                                             -----------------
                   Total Media                                               $       7,518,259
----------------------------------------------------------------------------------------------
                   PHARMACEUTICALS, BIOTECHNOLOGY &
                   LIFE SCIENCES -- 5.9%
                   Biotechnology -- 2.5%
      12,341(a)    Esperion Therapeutics, Inc.                               $         992,340
      87,627       Gilead Sciences, Inc.                                             6,898,874
                                                                             -----------------
                                                                             $       7,891,214
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Equity Fund | Semiannual Report | 2/28/18

----------------------------------------------------------------------------------------------
 Shares                                                                      Value
----------------------------------------------------------------------------------------------
                   Pharmaceuticals -- 3.4%
      52,677       Novartis AG                                               $       4,408,283
     165,934       Pfizer, Inc.                                                      6,025,064
                                                                             -----------------
                                                                             $      10,433,347
                                                                             -----------------
                   Total Pharmaceuticals, Biotechnology & Life Sciences      $      18,324,561
----------------------------------------------------------------------------------------------
                   REAL ESTATE -- 0.5%
                   Real Estate Services -- 0.5%
     109,126       Savills Plc                                               $       1,432,606
                                                                             -----------------
                   Total Real Estate                                         $       1,432,606
----------------------------------------------------------------------------------------------
                   RETAILING -- 1.4%
                   General Merchandise Stores -- 0.5%
      17,110       Dollar General Corp.                                      $       1,618,435
----------------------------------------------------------------------------------------------
                   Home Improvement Retail -- 0.9%
      32,045       Lowe's Cos., Inc.                                         $       2,870,912
                                                                             -----------------
                   Total Retailing                                           $       4,489,347
----------------------------------------------------------------------------------------------
                   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.6%
                   Semiconductors -- 3.6%
     183,240(a)    Micron Technology, Inc.                                   $       8,943,945
     264,000       Taiwan Semiconductor Manufacturing Co., Ltd.                      2,157,356
                                                                             -----------------
                   Total Semiconductors & Semiconductor Equipment            $      11,101,301
----------------------------------------------------------------------------------------------
                   SOFTWARE & SERVICES -- 13.9%
                   Data Processing & Outsourced Services -- 1.0%
      26,082       Visa, Inc., Class A                                       $       3,206,521
----------------------------------------------------------------------------------------------
                   Internet Software & Services -- 6.4%
       6,313(a)    Alphabet, Inc., Class A                                   $       6,969,047
       6,378(a)    Alphabet, Inc., Class C                                           7,045,968
     140,713(a)    eBay, Inc.                                                        6,030,959
                                                                             -----------------
                                                                             $      20,045,974
----------------------------------------------------------------------------------------------
                   IT Consulting & Other Services -- 1.9%
     999,000       Fujitsu, Ltd.                                             $       5,979,590
----------------------------------------------------------------------------------------------
                   Systems Software -- 4.6%
     115,945       Microsoft Corp.                                           $      10,872,163
      65,178       Oracle Corp.                                                      3,302,569
                                                                             -----------------
                                                                             $      14,174,732
                                                                             -----------------
                   Total Software & Services                                 $      43,406,817
----------------------------------------------------------------------------------------------
                   TECHNOLOGY HARDWARE & EQUIPMENT -- 6.3%
                   Communications Equipment -- 0.9%
     735,000       Accton Technology Corp.                                   $       2,747,198
----------------------------------------------------------------------------------------------
                   Electronic Manufacturing Services -- 0.0%+
      26,225(a)    Global Display Co., Ltd.                                  $          47,776
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/18 21

----------------------------------------------------------------------------------------------
 Shares                                                                      Value
----------------------------------------------------------------------------------------------
                   Technology Distributors -- 1.1%
      47,839       CDW Corp.                                                 $       3,488,898
----------------------------------------------------------------------------------------------
                   Technology Hardware, Storage & Peripherals -- 4.3%
      75,692       Apple, Inc.                                               $      13,482,259
                                                                             -----------------
                   Total Technology Hardware & Equipment                     $      19,766,131
----------------------------------------------------------------------------------------------
                   TELECOMMUNICATION SERVICES -- 2.6%
                   Integrated Telecommunication Services -- 1.4%
     115,786       AT&T, Inc.                                                $       4,203,032
----------------------------------------------------------------------------------------------
                   Wireless Telecommunication Services -- 1.2%
   1,357,613       Vodafone Group Plc                                        $       3,801,747
                                                                             -----------------
                   Total Telecommunication Services                          $       8,004,779
----------------------------------------------------------------------------------------------
                   TOTAL COMMON STOCKS
                   (Cost $268,659,248)                                       $     307,856,603
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
----------------------------------------------------------------------------------------------
                   U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                   1.2% of Net Assets
   2,255,000(b)    U.S. Treasury Bills, 3/8/18                               $       2,254,483
     800,000(b)    U.S. Treasury Bills, 3/22/18                                        799,370
     795,000(b)    U.S. Treasury Bills, 3/29/18                                        794,086
                                                                             -----------------
                                                                             $       3,847,939
----------------------------------------------------------------------------------------------
                   TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                   (Cost $3,847,903)                                         $       3,847,939
----------------------------------------------------------------------------------------------
                   TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 99.7%
                   (Cost $272,507,151) (c)                                   $     311,704,542
----------------------------------------------------------------------------------------------
                   OTHER ASSETS AND LIABILITIES -- 0.3%                      $       1,023,687
----------------------------------------------------------------------------------------------
                   NET ASSETS -- 100.0%                                      $     312,728,229
==============================================================================================

(G.D.R.)  Global Depositary Receipts.

+         Amount rounds to less than 0.1%.

(a)       Non-income producing security.

(b) Security issued with a zero coupon. Income is recognized through accretion of discount.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Equity Fund | Semiannual Report | 2/28/18

(c) Distributions of investments by country of domicile (excluding temporary cash investments) as a percentage of total long-term holdings, is as follows:

          United States                                                    54.0%
          Japan                                                            13.2%
          France                                                           11.6%
          United Kingdom                                                    6.5%
          Germany                                                           2.5%
          Indonesia                                                         2.0%
          Taiwan                                                            1.6%
          Italy                                                             1.5%
          Switzerland                                                       1.4%
          Malaysia                                                          1.3%
          Russia                                                            1.2%
          Ireland                                                           1.0%
          Other (individually less than 1%)                                 2.2%
                                                                          -----
                                                                          100.0%
                                                                          =====

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2018, were as follows:

--------------------------------------------------------------------------------
                                                 Purchases          Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government Securities             $         --       $         --
Other Long-term Securities                       $193,157,392       $113,939,782

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. ("the Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended February 28, 2018, the Fund did not engage in cross trade activity.

At February 28, 2018, the net unrealized appreciation on investments based on cost for federal tax purposes of $272,820,198 was as follows:

    Aggregate gross unrealized appreciation for all investments in which
      there is an excess of value over tax cost                                $ 42,958,803

    Aggregate gross unrealized depreciation for all investments in which
      there is an excess of tax cost over value                                  (4,074,459)
                                                                               ------------
    Net unrealized appreciation                                                $ 38,884,344
                                                                               ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments).

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/18 23

The following is a summary of the inputs used as of February 28, 2018, in valuing the Fund's investments.

--------------------------------------------------------------------------------------------------------
                                      Level 1             Level 2             Level 3      Total
--------------------------------------------------------------------------------------------------------
Common Stocks
  Automobiles & Components
    Auto Parts & Equipment            $           --      $  12,376,149       $   --       $  12,376,149
    Automobile Manufacturers                      --          4,289,021           --           4,289,021
    Tires & Rubber                                --          2,259,918           --           2,259,918
  Banks
    Diversified Banks                     11,211,313         26,023,034           --          37,234,347
    Regional Banks                                --          2,850,216           --           2,850,216
  Capital Goods
    Aerospace & Defense                           --          6,416,532           --           6,416,532
    Heavy Electric Equipment                      --          5,358,590           --           5,358,590
  Consumer Durables & Apparel
    Apparel, Accessories &
       Luxury Goods                        3,255,101          4,655,676           --           7,910,777
    Footwear                                      --          1,414,381           --           1,414,381
    Homebuilding                                  --          5,714,480           --           5,714,480
  Consumer Services
    Restaurants                                   --          2,014,055           --           2,014,055
  Diversified Financials
    Multi-Sector Holdings                         --          1,510,563           --           1,510,563
  Energy
    Integrated Oil & Gas                          --         16,012,843           --          16,012,843
  Food & Staples Retailing
    Drug Retail                            1,480,033          6,234,653           --           7,714,686
    Hypermarkets &
       Super Centers                              --            485,671           --             485,671
  Household & Personal Products
    Personal Products                             --          5,449,711           --           5,449,711
  Insurance
    Multi-line Insurance                          --          8,316,289           --           8,316,289
  Materials
    Commodity Chemicals                           --          2,168,820           --           2,168,820
    Construction Materials                        --          3,215,218           --           3,215,218
  Media
    Advertising                                   --          2,819,636           --           2,819,636
    Broadcasting                                  --          1,619,695           --           1,619,695
  Pharmaceuticals,
    Biotechnology &
    Life Sciences
    Pharmaceuticals                        6,025,064          4,408,283           --          10,433,347
  Real Estate
    Real Estate Services                          --          1,432,606           --           1,432,606

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Equity Fund | Semiannual Report | 2/28/18

---------------------------------------------------------------------------------------------------------
                                      Level 1             Level 2             Level 3      Total
---------------------------------------------------------------------------------------------------------
  Semiconductors &
    Semiconductor Equipment
    Semiconductors                    $    8,943,945      $   2,157,356       $   --       $  11,101,301
  Software & Services
    IT Consulting & Other Services                --          5,979,590           --           5,979,590
  Technology Hardware & Equipment
    Communications Equipment                      --          2,747,198           --           2,747,198
    Electronic Manufacturing
       Services                                   --             47,776           --              47,776
  Telecommunication Services
    Wireless Telecommunication
       Services                                   --          3,801,747           --           3,801,747
  Other Common Stocks                    135,161,440                 --           --         135,161,440
U.S. Government and
  Agency Obligations                              --          3,847,939           --           3,847,939
---------------------------------------------------------------------------------------------------------
Total Investments in Securities       $  166,076,896      $ 145,627,646       $   --       $ 311,704,542
=========================================================================================================

During the six months ended February 28, 2018, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/18 25

Statement of Assets and Liabilities | 2/28/18 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $272,507,151)        $311,704,542
  Cash                                                                        1,425,314
  Foreign currencies, at value (cost $4)                                              4
  Due from broker for futures                                                   371,643
  Receivables --
     Fund shares sold                                                           294,092
     Dividends                                                                  563,522
  Due from the Adviser                                                           32,420
  Other assets                                                                   56,206
----------------------------------------------------------------------------------------
         Total assets                                                      $314,447,743
========================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                       $    691,151
     Fund shares repurchased                                                    696,135
     Trustees' fees                                                               1,659
     Reorganization expense                                                     106,998
     Transfer agent fees                                                         61,543
     Custodian fees                                                              21,566
  Due to affiliates                                                              73,275
  Accrued expenses                                                               67,187
----------------------------------------------------------------------------------------
         Total liabilities                                                 $  1,719,514
========================================================================================
NET ASSETS:
  Paid-in capital                                                          $264,285,307
  Distributions in excess of net investment income                           (1,663,869)
  Accumulated net realized gain on investments                               10,899,393
  Net unrealized appreciation on investments                                 39,207,398
----------------------------------------------------------------------------------------
         Net assets                                                        $312,728,229
========================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $167,236,041/10,137,868 shares)                        $      16.50
  Class C (based on $28,249,119/1,746,865 shares)                          $      16.17
  Class K (based on $58,619,851/3,556,907 shares)                          $      16.48
  Class R (based on $24,612,092/1,499,866 shares)                          $      16.41
  Class Y (based on $34,011,126/2,057,387 shares)                          $      16.53
MAXIMUM OFFERING PRICE:
  Class A ($16.50 (divided by) 94.25%)                                     $      17.51
========================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Equity Fund | Semiannual Report | 2/28/18

Statement of Operations (unaudited)

For the Six Months Ended 2/28/18

INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign taxes
     withheld $66,311)                                                  $ 1,764,769
  Interest from unaffiliated issuers                                         32,935
----------------------------------------------------------------------------------------------------
         Total investment income                                                        $ 1,797,704
----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                       $   978,525
  Administrative expense                                                     66,547
  Transfer agent fees
     Class A                                                                114,241
     Class C                                                                 17,127
     Class K                                                                     27
     Class R                                                                 33,374
     Class Y                                                                 16,876
  Distribution fees
     Class A                                                                159,807
     Class C                                                                103,259
     Class R                                                                 58,781
  Shareholder communications expense                                         28,985
  Custodian fees                                                             36,592
  Registration fees                                                          35,109
  Professional fees                                                          58,780
  Printing expense                                                           23,434
  Pricing fees                                                                3,976
  Trustees' fees                                                              4,213
  Insurance expense                                                           1,040
  Miscellaneous                                                              37,013
----------------------------------------------------------------------------------------------------
     Total expenses                                                                     $ 1,777,706
     Less fees waived and expenses reimbursed by the Adviser                               (243,245)
----------------------------------------------------------------------------------------------------
     Net expenses                                                                       $ 1,534,461
----------------------------------------------------------------------------------------------------
         Net investment income                                                          $   263,243
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                $13,682,592
     Futures contracts                                                      266,060
     Swap contracts                                                         (57,205)
     Other assets and liabilities denominated
         in foreign currencies                                              (42,341)    $13,849,106
----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                $11,956,632
     Futures contracts                                                       70,336
     Swap contracts                                                         (26,774)
     Other assets and liabilities denominated in foreign currencies           4,939     $12,005,133
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                $25,854,239
----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                  $26,117,482
====================================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/18 27

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                    Six Months
                                                                    Ended
                                                                    2/28/18          Year Ended
                                                                    (unaudited)      8/31/17
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                        $     263,243    $  1,451,286
Net realized gain (loss) on investments                                13,849,106      14,389,135
Change in net unrealized appreciation (depreciation)
   on investments                                                      12,005,133      12,696,889
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting
         from operations                                            $  26,117,482    $ 28,537,310
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.21 and $0.17 per share, respectively)                $  (1,087,216)   $   (860,989)
   Class C ($0.08 and $0.06 per share, respectively)                      (60,740)        (55,611)
   Class K ($0.30 and $0.24 per share, respectively)                   (1,060,925)       (924,024)
   Class R ($0.14 and $0.15 per share, respectively)                     (129,125)       (172,785)
   Class Y ($0.27 and $0.25 per share, respectively)                     (498,428)       (145,060)
Net realized gain:
   Class A ($0.84 and $0.00 per share, respectively)                   (4,153,899)             --
   Class C ($0.84 and $0.00 per share, respectively)                     (646,407)             --
   Class K ($0.84 and $0.00 per share, respectively)                   (2,998,623)             --
   Class R ($0.84 and $0.00 per share, respectively)                     (786,375)             --
   Class Y ($0.84 and $0.00 per share, respectively)                   (1,462,869)             --
--------------------------------------------------------------------------------------------------
         Total distributions to shareowners                         $ (12,884,607)   $ (2,158,469)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS: (a)
Net proceeds from sales of shares                                   $  43,759,941    $ 25,442,861
Shares issued in reorganization*                                      117,142,875              --
Reinvestment of distributions                                           7,609,250       1,004,283
Cost of shares repurchased                                            (46,716,930)    (35,863,738)
--------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
         Fund share transactions                                    $ 121,795,136    $ (9,416,594)
--------------------------------------------------------------------------------------------------
      Net increase in net assets                                    $ 135,028,011    $ 16,962,247
NET ASSETS:
Beginning of period                                                 $ 177,700,218    $160,737,971
--------------------------------------------------------------------------------------------------
End of period                                                       $ 312,728,229    $177,700,218
--------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income    $  (1,663,869)   $    909,322
==================================================================================================

(a) At February 28, 2018, Pioneer Asset Allocation Trust owned 18.7% of the value of outstanding shares of Pioneer Global Equity Fund.

*     See Notes to Financial Statements (Note 7).

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Equity Fund | Semiannual Report | 2/28/18

-----------------------------------------------------------------------------------------
                                 Six Months    Six Months
                                 Ended         Ended
                                 2/28/18       2/28/18         Year Ended   Year Ended
                                 Shares        Amount          8/31/17      8/31/17
                                 (unaudited)   (unaudited)     Shares       Amount
-----------------------------------------------------------------------------------------
Class A
Shares sold                         681,785    $ 11,704,373       501,676   $  7,310,949
Shares issued in
   reorganization*                4,853,591      76,250,037            --             --
Reinvestment of distributions       321,718       5,030,264        61,082        827,065
Less shares repurchased            (690,731)    (11,361,962)   (1,124,071)   (15,803,442)
-----------------------------------------------------------------------------------------
      Net increase (decrease)     5,166,363    $ 81,622,712      (561,313)  $ (7,665,428)
=========================================================================================
Class C
Shares sold                         217,888    $  3,634,203       178,880   $  2,530,087
Shares issued in
   reorganization*                  873,566      13,470,367            --             --
Reinvestment of distributions        45,175         692,538         3,968         52,774
Less shares repurchased            (171,854)     (2,765,879)     (327,861)    (4,621,635)
-----------------------------------------------------------------------------------------
      Net increase (decrease)       964,775    $ 15,031,229      (145,013)  $ (2,038,774)
=========================================================================================
Class K
Shares sold                              --    $         --            --   $         --
Reinvestment of distributions            --              --            --             --
Less shares repurchased             (28,684)       (475,049)     (290,349)    (4,168,272)
-----------------------------------------------------------------------------------------
      Net decrease                  (28,684)   $   (475,049)     (290,349)  $ (4,168,272)
=========================================================================================
Class R
Shares sold                         187,793    $  3,142,123       372,467   $  5,188,282
Shares issued in
   reorganization*                1,270,488      19,857,714            --             --
Reinvestment of distributions            16             246            --             --
Less shares repurchased          (1,081,862)    (17,627,835)     (339,305)    (4,879,933)
-----------------------------------------------------------------------------------------
      Net increase                  376,435    $  5,372,248        33,162   $    308,349
=========================================================================================
Class Y
Shares sold                       1,523,335    $ 25,279,242       707,014   $ 10,413,543
Shares issued in
   reorganization*                  480,606       7,564,757            --             --
Reinvestment of distributions       120,347       1,886,202         9,184        124,444
Less shares repurchased            (884,592)    (14,486,205)     (450,320)    (6,390,456)
-----------------------------------------------------------------------------------------
      Net decrease                1,239,696    $ 20,243,996       265,878   $  4,147,531
=========================================================================================

*     See Notes to Financial Statements (Note 7).

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/18 29

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended          Year        Year        Year       Year      Year
                                                             2/28/18        Ended       Ended       Ended      Ended     Ended
                                                             (unaudited)    8/31/17     8/31/16*    8/31/15*   8/31/14*  8/31/13
----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $  15.77       $ 13.43     $ 13.00     $ 14.05    $ 11.31   $  9.64
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.01(a)    $  0.11(a)  $  0.14(a)  $  0.07    $  0.27   $  0.15
   Net realized and unrealized gain (loss) on investments        1.77          2.40        0.37       (0.74)      2.67      1.68
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   1.78       $  2.51     $  0.51     $ (0.67)   $  2.94   $  1.83
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.21)      $ (0.17)    $ (0.08)    $ (0.38)   $ (0.20)  $ (0.16)
   Net realized gain                                            (0.84)           --          --          --         --        --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (1.05)      $ (0.17)    $ (0.08)    $ (0.38)   $ (0.20)  $ (0.16)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $   0.73       $  2.34     $  0.43     $ (1.05)   $  2.74   $  1.67
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  16.50       $ 15.77     $ 13.43     $ 13.00    $ 14.05   $ 11.31
==================================================================================================================================
Total return (b)                                                11.64%(c)     18.89%       3.92%      (4.88)%    26.13%    19.17%
Ratio of net expenses to average net assets                      1.24%(d)      1.27%       1.30%       1.30%      1.30%     1.30%
Ratio of net investment income (loss) to average net assets      0.14%(d)      0.79%       1.08%       0.60%      2.01%     1.35%
Portfolio turnover rate                                            44%(c)        85%         88%        109%       121%      160%
Net assets, end of period (in thousands)                     $167,236       $78,417     $74,333     $77,115    $76,638   $62,996
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          1.41%(d)      1.46%       1.45%       1.50%      1.56%     1.67%
   Net investment income (loss) to average net assets           (0.03)%(d)     0.60%       0.94%       0.40%      1.75%     0.98%
==================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Equity Fund | Semiannual Report | 2/28/18

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended           Year        Year        Year         Year      Year
                                                             2/28/18         Ended       Ended       Ended        Ended     Ended
                                                             (unaudited)     8/31/17     8/31/16*    8/31/15*     8/31/14*  8/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 15.42         $ 13.13     $ 12.72     $ 13.78      $ 11.11   $  9.47
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $ (0.05)(a)(b)  $  0.01(a)  $  0.04(a)  $ (0.08)(b)  $  0.14   $  0.05
   Net realized and unrealized gain (loss) on investments       1.72            2.34        0.37       (0.68)        2.63      1.66
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  1.67         $  2.35     $  0.41     $ (0.76)     $  2.77   $  1.71
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.08)        $ (0.06)    $    --     $ (0.30)     $ (0.10)  $ (0.07)
   Net realized gain                                           (0.84)             --          --          --           --        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.92)        $ (0.06)    $    --     $ (0.30)     $ (0.10)  $ (0.07)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.75         $  2.29     $  0.41     $ (1.06)     $  2.67   $  1.64
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 16.17         $ 15.42     $ 13.13     $ 12.72      $ 13.78   $ 11.11
====================================================================================================================================
Total return (c)                                               11.14%(d)       18.00%       3.22%      (5.60)%      24.98%    18.11%
Ratio of net expenses to average net assets                     1.96%(e)        2.00%       2.03%       2.05%        2.20%     2.20%
Ratio of net investment income (loss) to average net assets    (0.59)%(e)       0.07%       0.35%      (0.14)%       1.13%     0.45%
Portfolio turnover rate                                           44%(d)          85%         88%        109%         121%      160%
Net assets, end of period (in thousands)                     $28,249         $12,056     $12,170     $13,552      $ 8,427   $ 6.516
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                         2.14%(e)        2.19%       2.16%       2.21%        2.35%     2.51%
   Net investment income (loss) to average net assets          (0.77)%(e)      (0.12)%      0.22%      (0.30)%       0.98%     0.14%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the relevant period due to timing of the sales and repurchase of shares.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d)   Not annualized.

(e)   Annualized.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/18 31

----------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended         Year        Year        12/31/14
                                                              2/28/18       Ended       Ended       to
                                                              (unaudited)   8/31/17     8/31/16*    8/31/15*
----------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                          $ 15.81       $ 13.47     $ 13.03     $ 13.51
----------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $  0.05(a)    $  0.18(a)  $  0.21(a)  $  0.11
   Net realized and unrealized gain (loss) on investments        1.76          2.40        0.38       (0.59)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  1.81       $  2.58     $  0.59     $ (0.48)
----------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                      $ (0.30)      $ (0.24)    $ (0.15)    $    --
   Net realized gain                                            (0.84)           --          --          --
----------------------------------------------------------------------------------------------------------------
Total distributions                                           $ (1.14)      $ (0.24)    $ (0.15)    $    --
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  0.67       $  2.34     $  0.44     $ (0.48)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 16.48       $ 15.81     $ 13.47     $ 13.03
================================================================================================================
Total return (b)                                                11.83%(c)     19.44%       4.51%      (3.55)%(c)
Ratio of net expenses to average net assets                      0.80%(d)      0.79%       0.79%       0.79%(d)
Ratio of net investment income (loss) to average net assets      0.61%(d)      1.26%       1.58%       1.44%(d)
Portfolio turnover rate                                            44%(c)        85%         88%        109%
Net assets, end of period (in thousands)                      $58,620       $56,693     $52,222     $54,305
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          0.98%(d)      0.98%       0.92%       0.95%(d)
   Net investment income to average net assets                   0.43%(d)      1.07%       1.45%       1.28%(d)
================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global Equity Fund | Semiannual Report | 2/28/18

--------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended           Year        Year        7/1/15
                                                             2/28/18         Ended       Ended       to
                                                             (unaudited)     8/31/17     8/31/16*    8/31/15*
--------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $ 15.65         $ 13.36     $ 12.99     $ 14.08
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $ (0.01)(a)(b)  $  0.08(a)  $  0.13(a)  $  0.00(c)
   Net realized and unrealized gain (loss) on investments       1.75            2.36        0.37       (1.09)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  1.74         $  2.44     $  0.50     $ (1.09)
--------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.14)        $ (0.15)    $ (0.13)    $    --
   Net realized gain                                           (0.84)             --          --          --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (0.98)        $ (0.15)    $ (0.13)    $    --
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.76         $  2.29     $  0.37     $ (1.09)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 16.41         $ 15.65     $ 13.36     $ 12.99
====================================================================================================================
Total return (d)                                               11.44%(e)       18.47%       3.85%      (7.74)%(e)
Ratio of net expenses to average net assets                     1.55%(f)        1.55%       1.55%       1.38%(f)
Ratio of net investment income (loss) to average net assets    (0.17)%(f)       0.54%       1.04%       0.25%(f)
Portfolio turnover rate                                           44%(e)          85%         88%        109%
Net assets, end of period (in thousands)                     $24,612         $17,587     $14,562     $ 2,304
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                         1.75%(f)        1.75%       1.68%       1.55%(f)
   Net investment income (loss) to average net assets          (0.37)%(f)       0.34%       0.91%       0.08%(f)
====================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with the net investment income on the Statement of Operations for the relevant period due to timing of the sales and repurchase of shares.

(c)   Amount rounds to less than $0.01 or ($0.01) per share.

(d) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(e)   Not annualized.

(f)   Annualized.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/18 33

---------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year        Year        Year       Year      Year
                                                             2/28/18      Ended       Ended       Ended      Ended     Ended
                                                             (unaudited)  8/31/17     8/31/16*    8/31/15*   8/31/14*  8/31/13
---------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $ 15.83      $ 13.50     $ 13.06     $ 14.12    $ 11.37   $  9.69
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.04(a)   $  0.18(a)  $  0.20(a)  $  0.01    $  0.37   $  0.20
   Net realized and unrealized gain (loss) on investments       1.77         2.40        0.39       (0.62)      2.63      1.69
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  1.81      $  2.58     $  0.59     $ (0.61)   $  3.00   $  1.89
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.27)     $ (0.25)    $ (0.15)    $ (0.45)   $ (0.25)  $ (0.21)
   Net realized gain                                         $ (0.84)     $    --     $    --     $    --    $    --   $    --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (1.11)     $ (0.25)    $ (0.15)    $ (0.45)   $ (0.25)  $ (0.21)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.70      $  2.33     $  0.44     $ (1.06)   $  2.75   $  1.68
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 16.53      $ 15.83     $ 13.50     $ 13.06    $ 14.12   $ 11.37
=================================================================================================================================
Total return (b)                                               11.85%(c)    19.45%       4.50%      (4.48)%    26.66%    19.75%
Ratio of net expenses to average net assets                     0.80%(d)     0.80%       0.80%       0.80%      0.80%     0.80%
Ratio of net investment income (loss) to average net assets     0.51%(d)     1.22%       1.55%       0.85%      2.58%     1.85%
Portfolio turnover rate                                           44%(c)       85%         88%        109%       121%      160%
Net assets, end of period (in thousands)                     $34,011      $12,947     $ 7,450     $23,815    $70,384   $71,726
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                         1.06%(d)     1.10%       1.08%       0.96%      0.95%     1.00%
   Net investment income to average net assets                  0.25%(d)     0.92%       1.27%       0.69%      2.43%     1.65%
=================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global Equity Fund | Semiannual Report | 2/28/18

Notes to Financial Statements | 2/28/18 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Global Equity Fund (the "Fund") is one of three portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/18 35

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

36 Pioneer Global Equity Fund | Semiannual Report | 2/28/18

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Cash may include overnight deposits at approved financial institutions.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

      Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/18 37 exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

      At February 28, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries.

38 Pioneer Global Equity Fund | Semiannual Report | 2/28/18

      In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2017 was as follows:.

      --------------------------------------------------------------------------
                                                                            2017
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                                 $2,158,469
      --------------------------------------------------------------------------
          Total                                                       $2,158,469
      ==========================================================================

      The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2017:

      --------------------------------------------------------------------------
                                                                            2017
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                  $ 1,907,943
      Undistributed long-term capital gain                             7,412,886
      Net unrealized appreciation                                     26,533,918
      --------------------------------------------------------------------------
          Total                                                      $34,854,747
      ==========================================================================

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark to market of swaps and futures contracts and tax adjustments on partnerships.

D.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor, the principal underwriter for the Fund, earned $8,298 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2018.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/18 39

E.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

40 Pioneer Global Equity Fund | Semiannual Report | 2/28/18

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

      With the increased use of technologies such as the Internet to conduct business, the fund is susceptible to operational, information security and related risks. While the fund's adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the fund cannot control the cybersecurity plans and systems put in place by service providers to the fund such as Brown Brothers Harriman & Co., the fund's custodian and accounting agent, [DST Asset Manager Solutions, Inc., the fund's transfer agent]/[American Stock Transfer and Trust Co., the fund's transfer agent]. In addition, many beneficial owners of fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber attacks. Cybersecurity failures or breaches at Amundi Pioneer or the fund's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the fund's ability to calculate its NAV, impediments to trading, the inability of fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber attacks.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/18 41

H.    Futures Contracts

      The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral, if any, at February 28, 2018 is recorded as "Futures collateral" in the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the six months ended February 28, 2018, was $1,572,744.

      At February 28, 2018, the Fund had no open futures contracts.

I.    Total Return Swap Contracts

      The Fund may enter into a total return swap to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap contract, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

42 Pioneer Global Equity Fund | Semiannual Report | 2/28/18

      Total return swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within "Swap contracts, at value" in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses in the Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange rates, interest rates, securities or the index. The amount of cash deposited with the broker as collateral, if any, at February 28, 2018 is recorded as "Swap collateral" in the Statement of Assets and Liabilities. The average value of total return swap contracts open during the six months ended February 28, 2018 was $4,265.

      At February 28, 2018, the Fund had no open total return swap contracts.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $500 million, 0.70% of the next $500 million of the Fund's average daily net assets and 0.65% of the Fund's average daily net assets over $1 billion. For the six months ended February 28, 2018, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.75% (annualized) of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.25%, 2.15%, 0.80%, 1.55% and 0.80% of the average daily net assets attributable to Class A, Class C, Class K, Class R and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended February 28, 2018, are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $61,805 in management fees, administrative costs and certain other reimbursements payable to the Adviser at February 28, 2018.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/18 43

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, included sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the six months ended February 28, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $24,516
Class C                                                                    2,692
Class K                                                                       47
Class R                                                                    1,605
Class Y                                                                      125
--------------------------------------------------------------------------------
    Total                                                                $28,985
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $11,470 in distribution fees payable to the Distributor at February 28, 2018.

The Fund also has adopted a separate service plan for Class R shares ("Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

44 Pioneer Global Equity Fund | Semiannual Report | 2/28/18

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended February 28, 2018, CDSCs in the amount of $1,332 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The Fund participates in a facility that is in the amount of $25 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended February 28, 2018, the Fund had no borrowings under the credit facility.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/18 45

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

At February 28, 2018, the Fund had no open derivative instruments.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at February 28, 2018, was as follows:

---------------------------------------------------------------------------------
                                            Foreign
Statement of          Interest    Credit    Exchange       Equity       Commodity
Operations            Rate Risk   Risk      Rate Risk      Risk         Risk
---------------------------------------------------------------------------------
Net realized gain
 (loss) on:
 Futures contracts    $ --        $ --      $(43,378)      $ 309,438    $ --
 Swap contracts         --          --            --         (57,205)     --
---------------------------------------------------------------------------------
   Total Value        $ --        $ --      $(43,378)      $ 252,233    $ --
=================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on:
 Futures contracts    $ --        $ --      $ 70,336       $      --    $ --
 Swap contracts         --          --            --         (26,774)     --
---------------------------------------------------------------------------------
  Total Value         $ --        $ --      $ 70,336       $ (26,774)   $ --
=================================================================================

7. Reorganization Information

On November 17, 2017 ("Closing Date"), Pioneer Emerging Markets Fund ("Emerging Markets Fund") was reorganized into Pioneer Global Equity Fund ("Global Equity Fund"). The purpose of this transaction was to combine two funds (managed by the Adviser) with similar investment objectives and strategies.

46 Pioneer Global Equity Fund | Semiannual Report | 2/28/18

This tax-free reorganization was accomplished by exchanging the assets and liabilities of the Emerging Markets Fund for shares of the Global Equity Fund. Shareowners holding Class A, Class C, Class R and Class Y shares of the Emerging Markets Fund received Class A, Class C, Class R and Class Y shares of the Global Equity Fund, in the reorganization. The investment portfolios of the Emerging Markets Fund, with value of $32,132,807 and an identified cost of $32,488,550 at November 17, 2017, were the principal assets acquired by the Global Equity Fund.

For financial reporting purposes, assets received and shares issued by the Global Equity Fund were recorded at net asset value, however, the cost basis of the investments received from the Emerging Markets Fund was carried forward to align ongoing reporting of the Global Equity Fund's realized and unrealized gains and losses with amounts distributable to shareowners for tax reporting purposes.

The following charts show the details of the reorganization as of the Closing
Date:

----------------------------------------------------------------------------------------
                     Emerging               Global Equity          Global Equity
                     Markets Fund           Fund                   Fund
                     (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
----------------------------------------------------------------------------------------
Net Assets
  Class A            $ 76,250,037           $ 82,649,884           $158,899,921
  Class C              13,470,367             12,531,578             26,001,945
  Class K                      --             56,126,289             56,126,289
  Class R              19,857,714             15,214,992             35,072,706
  Class Y               7,564,757             27,929,061             35,493,818
----------------------------------------------------------------------------------------
Total Net Assets     $117,142,875           $194,451,804           $311,594,679
========================================================================================

Shares Outstanding
  Class A               3,445,218              5,260,259             10,113,850
  Class C                 750,427                812,497              1,686,063
  Class K                      --              3,575,749              3,575,749
  Class R                 942,818                973,430              2,243,918
  Class Y                 308,826              1,774,392              2,254,998

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/18 47

----------------------------------------------------------------------------------------
                                                                Shares Issued in
                                            Exchange Ratio      Reorganization
                                            Emerging Markets    of Emerging
                                            Fund                Markets Fund
----------------------------------------------------------------------------------------
  Class A                                   1.4088              4,853,591
  Class C                                   1.1641                873,566
  Class K                                       --                     --
  Class R                                   1.3475              1,270,488
  Class Y                                   1.5562                480,606

----------------------------------------------------------------------------------------
                                            Unrealized          Accumulated
                                            Appreciation on     Gain (Loss) on
                                            Closing Date        Closing Date
----------------------------------------------------------------------------------------
  Emerging Markets                            (355,300)         (13,578,228)
  Global Equity                             35,159,526             (757,607)

Assuming the Reorganization had been completed on September 1, 2017, the beginning of the Fund's current fiscal period, the pro forma results of operations for the six months ended February 28, 2018, are as follows:

--------------------------------------------------------------------------------
 Net Investment Income (Loss)                                       $  (175,836)
 Net Realized and Unrealized Gains                                   29,022,837
--------------------------------------------------------------------------------
 Change in Net Assets Resulting from Operations                     $28,847,001
================================================================================

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Global Equity Fund that have been included in the Statements of Operations since the Reorganization was consummated.

48 Pioneer Global Equity Fund | Semiannual Report | 2/28/18

Trustees, Officers and Service Providers

Trustees                                   Officers
Thomas J. Perna, Chairman                  Lisa M. Jones, President and
David R. Bock                                Chief Executive Officer
Benjamin M. Friedman                       Mark E. Bradley, Treasurer and
Margaret B.W. Graham                         Chief Financial Officer
Lisa M. Jones                              Christopher J. Kelley, Secretary and
Lorraine H. Monchak                          Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/18 49

                          This page is for your notes.

50 Pioneer Global Equity Fund | Semiannual Report | 2/28/18

                          This page is for your notes.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/18 51

                          This page is for your notes.

52 Pioneer Global Equity Fund | Semiannual Report | 2/28/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 19129-12-0418

                        Pioneer High Income
                        Municipal Fund

--------------------------------------------------------------------------------
                        Semiannual Report | February 28, 2018
--------------------------------------------------------------------------------

                        Ticker Symbols:
                        Class A     PIMAX
                        Class C     HICMX
                        Class Y     HIMYX

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               13

Schedule of Investments                                                       15

Financial Statements                                                          27

Notes to Financial Statements                                                 34

Trustees, Officers and Service Providers                                      43

              Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18 1

President's Letter

While 2017 delivered strong positive performance, 2018, thus far, has introduced market volatility. Concerns about the sustainability of the pace of economic growth, extended equity valuations, and rising interest rates drove a significant stock market sell-off beginning in late January, approaching correction levels. The market did recover from its initial slump, but this year's significant fluctuations have served to remind investors that even the strongest "bulls" cannot run forever.

Our view is that the pause in the market's near-continuous upward momentum over the previous 15 months presents an opportunity for investors to enter the market at healthier valuation levels. We believe fundamentals are still quite positive, yet also believe that caution is warranted given that the market remains vulnerable to corrections. Some areas, such as growth stocks, appear expensive, but we do see opportunity in value stocks, with prices supported by better corporate earnings due to the recent tax reforms in the U.S. as well as robust, nominal gross domestic product (GDP) growth. In fact, GDP growth in the U.S. remained well above 2% in the fourth quarter of 2017, after rising to better than 3% in the second and third quarters.

In the fixed-income markets, we believe investors should consider positioning their portfolios to defend against rising interest rates, with underweight positions in U.S. Treasuries. We see more attractive valuations within structured investment vehicles, such as mortgage-backed securities (MBS) in both the agency and non-agency residential MBS sectors, as fundamentals within the U.S. housing market remain positive. We believe that agency MBS, in particular, offer investors reasonable value.

Since 1928, the foundation of Amundi Pioneer's investment approach has been active management, which is especially important during periods of market volatility. We believe investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds. In fact, the Pioneer Fund, the third-oldest mutual fund in the U.S., recently celebrated its 90th birthday. We believe the Fund serves as an important ambassador of our time-tested value style of investing and our early focus on understanding the benefits of investing in companies with sustainable business models. Over its nine decades of existence - a time period that included a Great Depression, a devastating World War, a long Cold War, and enormous technological as well as societal changes - the Fund has been well-served by this investment approach.

2 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
February 28, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

              Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18 3

Portfolio Management Discussion | 2/28/18

Certain provisions within the "Tax Cut and Jobs Act of 2017," which was signed into law in December, drove record levels of municipal issuance during that month. However, the municipal market became much more settled by early 2018. In the following interview, Jonathan Chirunga and David Eurkus discuss the factors that influenced the performance of Pioneer High Income Municipal Fund during the six-month period ended February 28, 2018. Mr. Chirunga, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the day-to-day management of the Fund, along with Mr. Eurkus, Managing Director, Director of Municipals, and a portfolio manager at Amundi Pioneer.

Q How did the Fund perform during the six-month period ended February 28, 2018?

A Pioneer High Income Municipal Fund's Class A shares returned 0.94% at net asset value during the six-month period ended February 28, 2018, while the Fund's benchmark, the Bloomberg Barclays U.S. Municipal High Yield Bond Index, returned 0.41%. During the same period, the average return of the 189 mutual funds in Morningstar's High-Yield Municipal Funds category was 0.04%.

Q How would you describe the investment environment in the municipal bond market during the six-month period ended February 28, 2018?

A At the start of the six-month period last September, longer-term interest rates were gradually falling and short-term rates were rising, with the yield curve flattening in response. Demand for fixed-income instruments, including municipal bonds, was steady, as investors continued to search for yield in a generally declining rate environment. As 2017 came to a close, the U.S. economy posted stronger results, with gross domestic product (GDP) growth topping 3% in the third quarter and registering at 2.9% (adjusted upward from 2.5%) in the fourth quarter; with the unemployment rate falling to 4.1%; and with inflation remaining low and stable. At the same time, issuance in the high-yield municipal market was fairly light.

      However, the possibility of the first major overhaul to the U.S. tax code since 1986 also loomed large during the fourth quarter of 2017, and uncertainty over the content of the new tax package roiled the municipal market. When the legislation was finalized in December, its revisions to the tax code included the fact that, within the municipal market, "advance refunding bonds" would no longer be tax exempt as of January 1, 2018.

4 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18

      Advance refunding bonds are issued to pay off, or "refund," another outstanding bond more than 90 days in "advance" of its "call" date, or the date the previously outstanding bond was redeemable prior to maturity. The advance refunding bond will often be issued at a lower interest rate than the bond being refunded. Advance refunding bonds have traditionally been issued by municipalities to refinance debt at lower rates and to delay repayment of principal. In response, a host of municipal entities rushed to issue advance refunding bonds in December, before the new tax bill took effect, bringing that month's municipal issuance to a record-breaking $62.5 billion, and total 2017 issuance to $425 billion, much higher than the number forecasted at the start of 2017.

      Another provision within the tax bill was the change in the state and local property tax deduction for individuals, which was reduced to a $10,000 maximum. The change promised to make municipal bonds more attractive given that investors will seek to shelter their taxable income in other ways. As the six-month period drew to a close, municipal issuance was light in January and February 2018 because many municipalities had issued their bonds before January 1, due to the change in the tax code regarding advance refunding bonds. In turn, demand for high-yield municipals began to creep up in February as investors gained additional confidence that inflation did not seem to be accelerating, despite a pickup in U.S. economic growth.

      In that environment, high-yield municipals posted modest, positive performance for the period, as the Fund's benchmark, Bloomberg Barclays U.S. Municipal High Yield Bond Index (the Bloomberg Barclays Index), returned 0.41% over the full six months.

Q Which of your investment decisions had the biggest effects on the Fund's performance relative to the Bloomberg Barclays Index during the six-month period ended February 28, 2018?

A During the period, we made no significant changes to the portfolio's sector weightings, as we continued to maintain a strong balance between holdings of bonds issued by senior living centers, and bonds in the charter school and tobacco sectors.

      Individual portfolio holdings that contributed to the Fund's benchmark-relative outperformance during the period included general obligation bonds issued by the Commonwealth of Puerto Rico, Metropolitan District bonds in Castle Oaks, Colorado, and Virginia tobacco settlement bonds.

              Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18 5

      On the negative side, individual portfolio holdings that detracted from the Fund's benchmark-relative performance during the period included industrial development bonds from Sanger, Texas, and revenue bonds issued by the Southwestern Illinois Development Authority.

Q Did the Fund have any investments in derivative securities during the six-month period ended February 28, 2018?

A     No, the Fund had no investments in any derivatives.

Q Did the Fund's distributions to shareholders change during the six-month period ended February 28, 2018?

A No, the Fund's monthly distribution* levels remained stable throughout the six-month period.

Q     What is your investment outlook?

A Our outlook for the high-yield municipal market remains positive. We believe that healthy demand from both traditional and non-traditional investors drawn to the market by the attractive value and generous yields of municipal bonds - as compared with taxable debt - can continue to outstrip limited new-issue supply and help to support the prices of higher-yielding municipal securities. At the same time, we think that the U.S. economy should continue to grow at a stable and modest pace, without an accompanying acceleration in inflation.

      Given that economic scenario, we believe solidly-performing municipal high-yield bonds should continue to experience steady credit improvement. We also believe that the U.S. Federal Reserve will maintain its deliberate and cautious approach as it gradually raises short-term interest rates.

      Consistent with our investment discipline in managing the Fund, we intend to continue to focus on intensive, fundamental research into individual bond issues, while maintaining a close watch on any economic factors that could influence the high-yield municipal market. That said, we do not anticipate making any significant changes to the portfolio's positioning and structure in the near future.

* Distributions are not guaranteed.

6 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18

Please refer to the Schedule of Investments on pages 15-26 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The value of municipal securities can be adversely affected by changes in finan-cial condition of municipal issuers, lower revenues, and regulatory and political developments.

The Fund is non-diversified, which means that it can invest a large percentage of its assets in the securities of any one or more issuers. This increases the Fund's potential risk exposure.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

A portion of income may be subject to local, state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

              Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18 7

Portfolio Summary | 2/28/18

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Special Revenues                                                           24.3%
Education                                                                  20.3%
Health                                                                     18.4%
Housing                                                                    11.8%
Various Revenues                                                            6.8%
Escrowed                                                                    6.6%
Pollution Control Revenues                                                  4.6%
General Obligation                                                          4.5%
Transportation                                                              2.0%
Insured                                                                     0.3%
Water & Sewer                                                               0.3%
Reserves                                                                    0.1%
Power                                                                       0.0%+

+ Amount rounds to less than 0.1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

  1. City of Philippi, Alderson-Broaddus College, Inc., Series A, 7.75%, 10/1/44               2.56%
----------------------------------------------------------------------------------------------------
  2. Tobacco Settlement Financing Corp., Series B-1, 5.0%, 6/1/47                              2.48
----------------------------------------------------------------------------------------------------
  3. Michigan Tobacco Settlement Finance Authority, Series A, 6.0%, 6/1/48                     2.42
----------------------------------------------------------------------------------------------------
  4. Suffolk Tobacco Asset Securitization Corp., Capital Appreciation, Series C,
     6.625%, 6/1/44                                                                            1.97
----------------------------------------------------------------------------------------------------
  5. Pennsylvania Economic Development Financing Authority, US Airways Group,
     Series B, 8.0%, 5/1/29                                                                    1.58
----------------------------------------------------------------------------------------------------
  6. Chicago Board of Education, Series B, 6.5%, 12/1/46                                       1.55
----------------------------------------------------------------------------------------------------
  7. Suffolk Tobacco Asset Securitization Corp., Series B, 6.0%, 6/1/48                        1.54
----------------------------------------------------------------------------------------------------
  8. Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Series A-2,
     6.0%, 6/1/42                                                                              1.53
----------------------------------------------------------------------------------------------------
  9. Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Series A-2,
     5.875%, 6/1/47                                                                            1.46
----------------------------------------------------------------------------------------------------
 10. Delaware County Industrial Development Authority, Chester Charter School Arts Project,
     Series A, 5.125%, 6/1/46 (144A)                                                           1.41
----------------------------------------------------------------------------------------------------

* This list excludes temporary cash investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18

Prices and Distributions | 2/28/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                    2/28/18                   8/31/17
--------------------------------------------------------------------------------
           A                       $7.21                     $7.32
--------------------------------------------------------------------------------
           C                       $7.22                     $7.32
--------------------------------------------------------------------------------
           Y                       $7.12                     $7.22
--------------------------------------------------------------------------------

Distributions per Share: 9/1/17-2/28/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Net Investment        Short-Term         Long-Term
         Class               Income           Capital Gains      Capital Gains
--------------------------------------------------------------------------------
           A                $0.1780               $ --               $ --
--------------------------------------------------------------------------------
           C                $0.1500               $ --               $ --
--------------------------------------------------------------------------------
           Y                $0.1822               $ --               $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bloomberg Barclays U.S. Municipal High Yield Bond Index is an unmanaged measure of the performance of the high-yield municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts shown on pages 10-12.

              Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18 9

Performance Update | 2/28/18                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Income Municipal Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of February 28, 2018)
--------------------------------------------------------------------------------
                                      Bloomberg
               Net        Public      Barclays U.S.
               Asset      Offering    Municipal
               Value      Price       High Yield
Period         (NAV)      (POP)       Bond Index
--------------------------------------------------------------------------------
10 years       4.31%      3.83%       5.51%
5 years        3.09       2.63        3.91
1 year         4.97       0.25        4.74
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               0.88%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                            Bloomberg Barclays
                   Pioneer High Income      U.S. Municipal High
                   Municipal Fund           Yield Bond Index
2/08               $ 9,550                  $10,000
2/09               $ 7,296                  $ 8,157
2/10               $ 9,707                  $10,323
2/11               $10,029                  $10,802
2/12               $10,616                  $12,332
2/13               $12,504                  $14,106
2/14               $11,629                  $13,880
2/15               $12,852                  $15,196
2/16               $13,468                  $15,516
2/17               $13,873                  $16,318
2/18               $14,563                  $17,091

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

10 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18

Performance Update | 2/28/18                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of February 28, 2018)
--------------------------------------------------------------------------------
                                      Bloomberg
                                      Barclays U.S.
                                      Municipal
               If         If          High Yield
Period         Held       Redeemed    Bond Index
--------------------------------------------------------------------------------
10 years       3.53%      3.53%       5.51%
5 years        2.34       2.34        3.91
1 year         4.31       4.31        4.74
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               1.65%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                            Bloomberg Barclays
                   Pioneer High Income      U.S. Municipal High
                   Municipal Fund           Yield Bond Index
2/08               $10,000                  $10,000
2/09               $ 7,582                  $ 8,157
2/10               $ 9,998                  $10,323
2/11               $10,274                  $10,802
2/12               $10,794                  $12,332
2/13               $12,606                  $14,106
2/14               $11,634                  $13,880
2/15               $12,762                  $15,196
2/16               $13,272                  $15,516
2/17               $13,567                  $16,318
2/18               $14,152                  $17,091

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18 11

Performance Update | 2/28/18                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of February 28, 2018)
--------------------------------------------------------------------------------
                          Bloomberg
               Net        Barclays U.S.
               Asset      Municipal
               Value      High Yield
Period         (NAV)      Bond Index
--------------------------------------------------------------------------------
10 years       4.43%      5.51%
5 years        3.27       3.91
1 year         5.15       4.74
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
--------------------------------------------------------------------------------
               Gross
--------------------------------------------------------------------------------
               0.72%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                            Bloomberg Barclays
                   Pioneer High Income      U.S. Municipal High
                   Municipal Fund           Yield Bond Index
2/08               $5,000,000               $5,000,000
2/09               $3,824,312               $4,078,332
2/10               $5,061,553               $5,161,491
2/11               $5,254,596               $5,401,176
2/12               $5,567,038               $6,165,755
2/13               $6,564,426               $7,052,831
2/14               $6,112,620               $6,940,093
2/15               $6,770,946               $7,597,965
2/16               $7,107,554               $7,758,004
2/17               $7,332,457               $8,158,843
2/18               $7,709,855               $8,545,601

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.    Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on actual returns from September 1, 2017, through February 28, 2018.

--------------------------------------------------------------------------------
Share Class                        A                   C                   Y
--------------------------------------------------------------------------------
Beginning Account              $1,000.00           $1,000.00           $1,000.00
Value on 9/1/17
--------------------------------------------------------------------------------
Ending Account Value           $1,009.40           $1,006.90           $1,011.50
(after expenses) on 2/28/18
--------------------------------------------------------------------------------
Expenses Paid                  $    4.28           $    8.06           $    3.39
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.86%, 1.62% and 0.68% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18 13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2017, through February 28, 2018.

--------------------------------------------------------------------------------
Share Class                        A                   C                   Y
--------------------------------------------------------------------------------
Beginning Account              $1,000.00           $1,000.00           $1,000.00
Value on 9/1/17
--------------------------------------------------------------------------------
Ending Account Value           $1,020.53           $1,016.76           $1,021.42
(after expenses) on 2/28/18
--------------------------------------------------------------------------------
Expenses Paid                  $    4.31           $    8.10           $    3.41
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.86%, 1.62% and 0.68% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18

Schedule of Investments | 2/28/18 (unaudited)

--------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                           UNAFFILIATED ISSUERS -- 98.8%
                           CORPORATE BONDS -- 1.9% of Net Assets
                           DIVERSIFIED FINANCIALS -- 1.9%
                           Specialized Finance -- 1.9%
   3,125,000^              Texas Pellets, Inc. / German Pellets Texas LLC,
                           8.0%, 12/31/16 (144A)                                           $   3,125,000
   3,275,000^              Texas Pellets, Inc. / German Pellets Texas LLC,
                           8.0%, 7/30/17 (144A)                                                3,275,000
   1,600,000^              Texas Pellets, Inc. / German Pellets Texas LLC,
                           8.0%, 9/10/17 (144A)                                                1,600,000
   2,000,000^              Texas Pellets, Inc. / German Pellets Texas LLC,
                           8.0%, 12/31/17 (144A)                                               2,000,000
   1,046,000^              Texas Pellets, Inc. / German Pellets Texas LLC,
                           8.0%, 9/30/18 (144A)                                                1,046,000
                                                                                           -------------
                           Total Diversified Financials                                    $  11,046,000
--------------------------------------------------------------------------------------------------------
                           TOTAL CORPORATE BONDS
                           (Cost $11,046,000)                                              $  11,046,000
--------------------------------------------------------------------------------------------------------
                           MUNICIPAL BONDS -- 96.9% of Net Assets (a)
                           Alaska -- 0.6%
   3,700,000               Northern Tobacco Securitization Corp., Asset-Backed,
                           Series A, 5.0%, 6/1/46                                          $   3,591,479
--------------------------------------------------------------------------------------------------------
                           Arizona -- 3.8%
   3,000,000               Arizona Industrial Development Authority, Bridgewater
                           Avondale Project, 5.375%, 1/1/38                                $   2,930,070
   8,000,000               City of Phoenix, Industrial Development Authority, 3rd &
                           Indian School Assisted Living Project, 5.4%, 10/1/36                8,209,440
   4,000,000               City of Phoenix, Industrial Development Authority, Deer
                           Valley Veterans Assisted Living Project, 5.125%, 7/1/36             3,859,160
   1,000,000               County of Pima, Industrial Development Authority, Facility
                           Desert Heights Charter, 7.0%, 5/1/34                                1,078,500
   3,000,000               County of Pima, Industrial Development Authority, Facility
                           Desert Heights Charter, 7.25%, 5/1/44                               3,235,290
     700,000(b)            County of Pima, Industrial Development Authority, Legacy
                           Traditional School Project, 8.5%, 7/1/39                              761,306
     490,000(b)            County of Pima, Industrial Development Authority, Paradise
                           Education Center Project, 6.0%, 6/1/40                                516,818
   1,000,000               Tempe Industrial Development Authority, Revenue Mirabella
                           At ASU Project, Series A, 6.125%, 10/1/47 (144A)                    1,023,570
   1,000,000               Tempe Industrial Development Authority, Revenue Mirabella
                           At ASU Project, Series A, 6.125%, 10/1/52 (144A)                    1,019,890
                                                                                           -------------
                                                                                           $  22,634,044
--------------------------------------------------------------------------------------------------------
                           California -- 9.4%
   1,215,000               California County Tobacco Securitization Agency,
                           Asset-Backed, Los Angeles County, Series A, 5.6%, 6/1/36        $   1,232,411
   5,880,000               California County Tobacco Securitization Agency,
                           Asset-Backed, Merced County, Series A, 5.25%, 6/1/45                5,887,115

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18 15

--------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                           California -- (continued)
   4,660,000               California County Tobacco Securitization Agency,
                           Asset-Backed, Sonoma County Corp., 5.125%, 6/1/38               $   4,660,000
   2,385,000               California County Tobacco Securitization Agency,
                           Asset-Backed, Sonoma County Corp., 5.25%, 6/1/45                    2,384,904
   1,300,000               California Municipal Finance Authority, John Adams
                           Academics Project, 5.25%, 10/1/45                                   1,320,891
    500,000                California Municipal Finance Authority, Santa Rosa
                           Academy Project, 5.125%, 7/1/35 (144A)                                520,315
   1,575,000               California Municipal Finance Authority, Santa Rosa
                           Academy Project, 5.375%, 7/1/45 (144A)                              1,651,608
   6,300,000               California Municipal Finance Authority, Santa Rosa
                           Academy Project, Series A, 6.0%, 7/1/42                             6,723,801
   3,000,000(b)            California School Finance Authority, Classical Academies
                           Project, Series A, 7.375%, 10/1/43                                  3,576,960
     830,000               California School Finance Authority, View Park Elementary
                           & Middle School, Series A, 5.625%, 10/1/34                            886,540
   1,475,000               California School Finance Authority, View Park Elementary
                           & Middle School, Series A, 5.875%, 10/1/44                          1,582,409
   1,000,000               California School Finance Authority, View Park Elementary
                           & Middle School, Series A, 6.0%, 10/1/49                            1,068,140
   3,230,000               California School Finance Authority, View Park High School,
                           Series A, 7.125%, 10/1/48                                           3,559,654
   1,560,000               California Statewide Communities Development Authority,
                           Baptist University, Series A, 6.125%, 11/1/33                       1,792,846
   4,030,000               California Statewide Communities Development Authority,
                           Baptist University, Series A, 6.375%, 11/1/43                       4,615,922
   2,000,000(b)            California Statewide Communities Development Authority,
                           Lancer Educational Student, Series A, 7.5%, 6/1/42                  2,143,980
     315,559(c)            California Statewide Communities Development Authority,
                           Microgy Holdings Project, 9.0%, 12/1/38                                     3
   5,810,000               Golden State Tobacco Securitization Corp., Asset-Backed,
                           Series A-2, 5.3%, 6/1/37                                            5,918,879
   2,500,000(d)            Pittsburg Unified School District, 9/1/41 (AGM CNTY GTD)              967,775
   1,925,000(d)            Pittsburg Unified School District, 9/1/42 (AGM CNTY GTD)              713,982
   4,395,000               Tobacco Securitization Authority of Southern California,
                           Series A-1, 5.0%, 6/1/37                                            4,407,614
                                                                                           -------------
                                                                                           $  55,615,749
--------------------------------------------------------------------------------------------------------
                           Colorado -- 4.4%
   2,345,000(b)(e)         Castle Oaks Metropolitan District No. 3, 5.5%, 12/1/45          $   2,647,552
   2,860,000(b)(e)         Castle Oaks Metropolitan District No. 3, 6.25%, 12/1/44             3,286,283
   2,000,000(b)            Colorado Educational & Cultural Facilities Authority, Rocky
                           Mountain Classical Academy Project, 8.0%, 9/1/43                    2,593,920
   5,000,000(b)            Colorado Educational & Cultural Facilities Authority, Rocky
                           Mountain Classical Academy Project, 8.125%, 9/1/48                  6,517,000
   2,000,000(e)            Copperleaf Metropolitan District No. 2, 5.75%, 12/1/45              2,093,260
   2,840,000(e)            Crystal Crossing Metropolitan District, 5.25%, 12/1/40              2,854,115
   1,500,000               Dominion Water & Sanitation District, 6.0%, 12/1/46                 1,564,110

The accompanying notes are an integral part of these financial statements.

16 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18

--------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                           Colorado -- (continued)
     500,000(e)            Leyden Rock Metropolitan District No. 10, Series B,
                           7.25%, 12/15/45                                                 $     487,615
   1,700,000(e)            Littleton Village Metropolitan District No. 2, 5.375%,
                           12/1/45                                                             1,700,272
   1,500,000(e)            Promenade Castle Rock Metropolitan District No. 1,
                           Series A, 5.75%, 12/1/39                                            1,575,315
   1,000,000               Sterling Ranch Community Authority Board, Series A,
                           5.75%, 12/1/45 (MUN GOVT GTD)                                       1,015,030
                                                                                           -------------
                                                                                           $  26,334,472
--------------------------------------------------------------------------------------------------------
                           Connecticut -- 0.5%
   2,885,000               Town of Hamden, Whitney Center Project, Series A,
                           7.75%, 1/1/43                                                   $   2,999,304
--------------------------------------------------------------------------------------------------------
                           District of Columbia -- 0.1%
     735,000               District of Columbia Tobacco Settlement Financing
                           Corp., Asset-Backed, 6.75%, 5/15/40                             $     773,044
--------------------------------------------------------------------------------------------------------
                           Florida -- 0.9%
   5,000,000               Alachua County Health Facilities Authority, Terraces
                           Bonita Springs Project, Series A, 8.125%, 11/15/46              $   5,609,550
--------------------------------------------------------------------------------------------------------
                           Hawaii -- 0.2%
   1,000,000(b)            State of Hawaii Department of Budget & Finance,
                           15 Craigside Project, Series A, 9.0%, 11/15/44                  $   1,121,420
--------------------------------------------------------------------------------------------------------
                           Illinois -- 5.5%
   1,000,000               Chicago Board of Education, 5.75%, 4/1/35                       $   1,135,380
   2,010,000               Chicago Board of Education, 6.0%, 4/1/46                            2,349,368
   1,000,000(e)            Chicago Board of Education, Series A, 7.0%,
                           12/1/46 (144A)                                                      1,193,680
   8,000,000(e)            Chicago Board of Education, Series B, 6.5%, 12/1/46                 9,077,600
   4,213,653(f)            Illinois Finance Authority, Clare Oaks Project, Series B,
                           4.0%, 11/15/52                                                      3,542,502
   2,634,795(d)            Illinois Finance Authority, Clare Oaks Project, Series C-1,
                           11/15/52                                                              100,070
     526,959(d)            Illinois Finance Authority, Clare Oaks Project, Series C-2,
                           11/15/52                                                              150,784
     526,959(d)            Illinois Finance Authority, Clare Oaks Project, Series C-3,
                           11/15/52                                                               91,744
   1,155,000               Illinois Finance Authority, Norwegian American Hospital, Inc.,
                           7.625%, 9/15/28                                                     1,199,895
   4,780,000               Illinois Finance Authority, Norwegian American Hospital, Inc.,
                           7.75%, 9/15/38                                                      5,238,545
   7,020,000               Southwestern Illinois Development Authority, Comprehensive
                           Mental Health Center, 6.625%, 6/1/37                                6,537,726
   1,925,000               Southwestern Illinois Development Authority, Village of
                           Sauget Project, 5.625%, 11/1/26                                     1,826,767
                                                                                           -------------
                                                                                           $  32,444,061
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18 17

--------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                           Indiana -- 10.8%
   1,750,000               City of Carmel, Barrington Carmel Project, Series A,
                           7.0%, 11/15/32                                                  $   1,889,580
   2,000,000               City of Carmel, Barrington Carmel Project, Series A,
                           7.125%, 11/15/42                                                    2,150,820
   2,000,000               City of Carmel, Barrington Carmel Project, Series A,
                           7.125%, 11/15/47                                                    2,146,520
   3,500,000               City of Crown Point, Wittenberg Village Project, Series A,
                           8.0%, 11/15/39                                                      3,673,040
   2,475,000               City of Evansville, Silver Birch Evansville Project, 5.45%,
                           1/1/38                                                              2,384,786
     700,000               City of Fort Wayne, Silver Birch Fort Wayne Project, 5.125%,
                           1/1/32                                                                679,035
   4,565,000               City of Fort Wayne, Silver Birch Fort Wayne Project, 5.35%,
                           1/1/38                                                              4,391,986
   1,275,000               City of Kokomo, Silver Birch of Kokomo, 5.75%, 1/1/34               1,275,791
   5,325,000               City of Kokomo, Silver Birch of Kokomo, 5.875%, 1/1/37              5,333,946
   1,230,000               City of Lafayette, Glasswater Creek Lafayette Project, 5.6%,
                           1/1/33                                                              1,198,487
   6,000,000               City of Lafayette, Glasswater Creek Lafayette Project, 5.8%,
                           1/1/37                                                              5,858,520
     500,000               City of Mishawaka, Silver Birch Mishawaka Project, 5.1%,
                           1/1/32 (144A)                                                         478,900
   4,390,000               City of Mishawaka, Silver Birch Mishawaka Project, 5.375%,
                           1/1/38 (144A)                                                       4,186,348
   2,050,000               City of Muncie, Silver Birch Muncie Project, 5.05%, 1/1/31          2,002,584
   5,510,000               City of Muncie, Silver Birch Muncie Project, 5.25%, 1/1/37          5,286,900
   4,560,000               City of Terre Haute, Silver Birch Terre Haute Project, 5.35%,
                           1/1/38                                                              4,387,176
   4,000,000(b)            County of Vigo, Hospital Authority, Union Hospitals, Inc.,
                           8.0%, 9/1/41                                                        4,818,800
   2,100,000               Indiana Finance Authority, Multipurpose Educational Facilities,
                           Avondale Meadows Academy Project, 5.125%, 7/1/37                    2,021,334
   3,420,000               Indiana Finance Authority, Multipurpose Educational Facilities,
                           Avondale Meadows Academy Project, 5.375%, 7/1/47                    3,266,887
   6,580,000               Indiana Housing & Community Development Authority,
                           Evergreen Village Bloomington Project, 5.5%, 1/1/37                 6,730,616
                                                                                           -------------
                                                                                           $  64,162,056
--------------------------------------------------------------------------------------------------------
                           Maryland -- 0.2%
     970,000               Maryland Health & Higher Educational Facilities Authority,
                           City Neighbors, Series A, 6.75%, 7/1/44                         $   1,054,623
--------------------------------------------------------------------------------------------------------
                           Massachusetts -- 2.0%
     815,000               Massachusetts Development Finance Agency, Adventcare
                           Project, 7.625%, 10/15/37                                       $     867,054
   2,000,000               Massachusetts Development Finance Agency, Adventcare
                           Project, Series A, 6.75%, 10/15/37                                  2,002,880

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18

--------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                           Massachusetts -- (continued)
   3,849,939               Massachusetts Development Finance Agency, Linden
                           Ponds, Inc., Series A-1, 5.5%, 11/15/46                         $   3,879,045
   1,235,770               Massachusetts Development Finance Agency, Linden
                           Ponds, Inc., Series A-1, 6.25%, 11/15/26                            1,284,051
   3,340,294               Massachusetts Development Finance Agency, Linden
                           Ponds, Inc., Series A-1, 6.25%, 11/15/39                            3,470,799
   1,116,746(d)            Massachusetts Development Finance Agency, Linden
                           Ponds, Inc., Series B 11/15/56                                         70,154
                                                                                           -------------
                                                                                           $  11,573,983
--------------------------------------------------------------------------------------------------------
                           Michigan -- 8.2%
   1,250,000               Flint Michigan Hospital Building Authority, Hurley Medical
                           Center, 7.375%, 7/1/35                                          $   1,356,250
   1,250,000               Flint Michigan Hospital Building Authority, Hurley Medical
                           Center, Series A, 5.25%, 7/1/39                                     1,276,687
   5,485,000               Flint Michigan International Academy, Public School
                           Academy, 5.75%, 10/1/37                                             5,461,085
   4,195,000               Michigan Public Educational Facilities Authority, David
                           Ellis-West Project, 5.875%, 6/1/37                                  4,033,409
     100,000               Michigan Public Educational Facilities Authority, Dr. Joseph
                           Pollack, 7.25%, 4/1/20                                                104,410
   2,020,000               Michigan Public Educational Facilities Authority, Dr. Joseph
                           Pollack, 8.0%, 4/1/40                                               2,115,889
   7,135,000(f)            Michigan Strategic Fund, Michigan Department Offices
                           Lease, Series B, 6.75%, 3/1/40                                      7,722,211
   4,000,000(f)            Michigan Strategic Fund, Series B, 6.625%, 11/1/41                  4,255,360
  80,000,000(d)            Michigan Tobacco Settlement Finance Authority, Capital
                           Appreciation, Series C, 6/1/58                                      2,246,400
   4,775,000               Michigan Tobacco Settlement Finance Authority, Series A,
                           6.0%, 6/1/34                                                        4,748,403
  14,280,000               Michigan Tobacco Settlement Finance Authority, Series A,
                           6.0%, 6/1/48                                                       14,185,324
   1,250,000               Michigan Tobacco Settlement Finance Authority, Series A,
                           6.875%, 6/1/42                                                      1,256,563
                                                                                           -------------
                                                                                           $  48,761,991
--------------------------------------------------------------------------------------------------------
                           Minnesota -- 0.9%
   2,000,000               Bloomington Port Authority, Radisson Blu Mall of America
                           LLC, 9.0%, 12/1/35                                              $   2,241,020
     400,000               City of Deephaven, Eagle Ridge Academy Project, Series A,
                           5.25%, 7/1/37                                                         421,084
   1,500,000               City of Deephaven, Eagle Ridge Academy Project, Series A,
                           5.5%, 7/1/50                                                        1,586,925
   1,000,000               City of Paul Minnesota, Housing & Redevelopment Authority,
                           Great River School Project, Series A, 5.5%, 7/1/52 (144A)           1,022,620
                                                                                           -------------
                                                                                           $   5,271,649
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18 19

--------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                           Missouri -- 1.8%
   5,325,000               Community Memorial Hospital District, Missouri Hospital,
                           6.68%, 12/1/34                                                  $   5,387,089
     500,000               Kansas City Industrial Development Authority, Series A,
                           4.25%, 4/1/26 (144A)                                                  513,065
   1,000,000               Kansas City Industrial Development Authority, Series A,
                           5.0%, 4/1/36 (144A)                                                 1,029,420
   1,150,000               Kansas City Industrial Development Authority, Series A,
                           5.0%, 4/1/46 (144A)                                                 1,163,674
   2,500,000(b)            Kirkwood Industrial Development Authority, Aberdeen
                           Heights, Series A, 8.25%, 5/15/45                                   2,838,450
                                                                                           -------------
                                                                                           $  10,931,698
--------------------------------------------------------------------------------------------------------
                           New Jersey -- 1.4%
   1,215,000               New Jersey Economic Development Authority, Charter
                           Hatikvah International Academy, 5.25%, 7/1/37 (144A)            $   1,165,076
   2,500,000               New Jersey Economic Development Authority, Charter
                           Hatikvah International Academy, 5.375%, 7/1/47 (144A)               2,367,650
   4,500,000               New Jersey Health Care Facilities Financing Authority,
                           St. Peters University Hospital, 6.25%, 7/1/35                       4,832,775
                                                                                           -------------
                                                                                           $   8,365,501
--------------------------------------------------------------------------------------------------------
                           New Mexico -- 1.5%
     395,000               County of Otero, Mexico Jail Project, 8.75%, 4/1/18             $     394,814
   1,430,000               County of Otero, Mexico Jail Project, 9.0%, 4/1/23                  1,394,250
   7,970,000(f)            County of Otero, Mexico Jail Project, 9.0%, 4/1/28                  7,374,960
                                                                                           -------------
                                                                                           $   9,164,024
--------------------------------------------------------------------------------------------------------
                           New York -- 5.6%
  10,000,000(c)            Erie County Industrial Development Agency, Galvstar LLC
                           Project, Series A, 9.25%, 10/1/30                               $   2,600,000
   8,000,000(c)            Erie County Industrial Development Agency, Galvstar LLC
                           Project, Series B, 9.25%, 10/1/30                                   2,080,000
   1,795,000(c)            Erie County Industrial Development Agency, Galvstar LLC
                           Project, Series C, 9.25%, 10/1/30                                     466,700
   5,000,000               New York City Industrial Development Agency, Brooklyn
                           Navy Yard Cogen Partners, 5.75%, 10/1/36                            4,949,100
   2,620,000               New York Counties Tobacco Trust IV, Series A, 5.0%, 6/1/45          2,485,463
  11,000,000               Suffolk Tobacco Asset Securitization Corp., Capital
                           Appreciation, Series C, 6.625%, 6/1/44                             11,527,780
   9,030,000               Suffolk Tobacco Asset Securitization Corp., Series B,
                           6.0%, 6/1/48                                                        9,040,475
                                                                                           -------------
                                                                                           $  33,149,518
--------------------------------------------------------------------------------------------------------
                           Ohio -- 6.1%
   2,425,000               Buckeye Tobacco Settlement Financing Authority,
                           Asset-Backed, Series A-2, 5.75%, 6/1/34                         $   2,305,181
   9,000,000               Buckeye Tobacco Settlement Financing Authority,
                           Asset-Backed, Series A-2, 5.875%, 6/1/47                            8,571,420

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18

--------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                           Ohio -- (continued)
   9,285,000               Buckeye Tobacco Settlement Financing Authority,
                           Asset-Backed, Series A-2, 6.0%, 6/1/42                          $   8,940,062
   7,340,000               Buckeye Tobacco Settlement Financing Authority,
                           Asset-Backed, Series A-2, 6.5%, 6/1/47                              7,265,793
     715,000               Ohio Housing Finance Agency, Sanctuary Springboro
                           Project, 5.125%, 1/1/32 (144A)                                        691,898
   5,275,000               Ohio Housing Finance Agency, Sanctuary Springboro
                           Project, 5.45%, 1/1/38 (144A)                                       5,125,190
   2,900,000               Southeastern Ohio Port Authority, Refunding And
                           Improvement Memorial Health System, 6.0%, 12/1/42                   3,131,333
                                                                                           -------------
                                                                                           $  36,030,877
--------------------------------------------------------------------------------------------------------
                           Pennsylvania -- 8.9%
     850,000               Allegheny County Hospital Development Authority, Ohio
                           Valley General Hospital Project, Series A, 5.125%, 4/1/35       $     779,662
   1,000,000               Chester County Industrial Development Authority, Collegium
                           Charter School, Series A, 5.125%, 10/15/37                          1,022,380
   2,335,000               Chester County Industrial Development Authority, Collegium
                           Charter School, Series A, 5.25%, 10/15/47                           2,373,784
   8,425,000               Delaware County Industrial Development Authority, Chester
                           Charter School Arts Project, Series A, 5.125%,
                           6/1/46 (144A)                                                       8,282,281
   4,000,000               Hospitals & Higher Education Facilities Authority of
                           Philadelphia, Temple University Health System, Series A,
                           5.625%, 7/1/42                                                      4,339,280
   2,005,000               Pennsylvania Economic Development Financing Authority,
                           US Airways Group, Series A, 7.5%, 5/1/20                            2,186,372
   8,445,000               Pennsylvania Economic Development Financing Authority,
                           US Airways Group, Series B, 8.0%, 5/1/29                            9,275,144
   2,200,000               Philadelphia Authority for Industrial Development,
                           Greater Philadelphia Health Action, Inc. Project, Series A,
                           6.5%, 6/1/45                                                        2,275,372
   3,145,000               Philadelphia Authority for Industrial Development,
                           Greater Philadelphia Health Action, Inc. Project, Series A,
                           6.625%, 6/1/50                                                      3,266,271
   2,500,000               Philadelphia Authority for Industrial Development, Green
                           Woods Charter School Project, Series A, 5.5%, 6/15/32               2,540,750
   5,200,000               Philadelphia Authority for Industrial Development, Green
                           Woods Charter School Project, Series A, 5.75%, 6/15/42              5,234,736
   6,000,000               Philadelphia Authority for Industrial Development, Nueva
                           Esperanze, Inc., 8.2%, 12/1/43                                      6,672,960
   1,000,000               Philadelphia Authority for Industrial Development, Performing
                           Arts Charter School Project, 6.5%, 6/15/33 (144A)                   1,054,470
   3,000,000               Philadelphia Authority for Industrial Development, Performing
                           Arts Charter School Project, 6.75%, 6/15/43 (144A)                  3,163,500
                                                                                           -------------
                                                                                           $  52,466,962
--------------------------------------------------------------------------------------------------------
                           Puerto Rico -- 1.2%
  24,000,000(c)(e)         Commonwealth of Puerto Rico, Series A, 8.0%, 7/1/35             $   7,380,000
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18 21

--------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                           Rhode Island -- 0.1%
   2,065,000(c)            Central Falls Detention Facility Corp., 7.25%, 7/15/35          $     371,700
--------------------------------------------------------------------------------------------------------
                           Tennessee -- 0.0%+
       5,000               Johnson City Health & Educational Facilities Board,
                           Appalachian Christian Village, 5.0%, 2/15/43                    $       3,921
--------------------------------------------------------------------------------------------------------
                           Texas -- 8.8%
     200,000               Arlington Higher Education Finance Corp., Universal
                           Academy, Series A, 5.875%, 3/1/24                               $     201,858
     525,000               Arlington Higher Education Finance Corp., Universal
                           Academy, Series A, 6.625%, 3/1/29                                     538,671
    375,000                Arlington Higher Education Finance Corp., Universal
                           Academy, Series A, 7.0%, 3/1/34                                       387,941
   7,030,000               Arlington Higher Education Finance Corp., Universal
                           Academy, Series A, 7.125%, 3/1/44                                   7,234,854
     375,000               City of Celina, 5.375%, 9/1/28                                        376,147
     900,000               City of Celina, 5.5%, 9/1/24                                          902,925
     250,000               City of Celina, 5.5%, 9/1/32                                          249,505
     650,000               City of Celina, 5.875%, 9/1/40                                        650,150
   1,075,000               City of Celina, 6.0%, 9/1/30                                        1,084,019
   2,700,000               City of Celina, 6.25%, 9/1/40                                       2,712,798
     234,442(c)            Gulf Coast Industrial Development Authority, Microgy
                           Holdings Project, 7.0%, 12/1/36                                             2
   1,125,000               Kinney County Public Facilities Corp., 7.0%, 11/1/25                1,117,631
   2,000,000               La Vernia Higher Education Finance Corp., Meridian
                           World School, Series A, 5.5%, 8/15/45 (144A)                        2,027,220
  17,350,000^(c)           Sanger Industrial Development Corp., Texas Pellets
                           Project, Series B, 8.0%, 7/1/38                                     6,506,250
   3,500,000               Tarrant County Cultural Education Facilities Finance Corp.,
                           Buckner Senior Living Ventana Project, 6.625%, 11/15/37             3,874,255
   2,250,000(c)            Tarrant County Cultural Education Facilities Finance Corp.,
                           Mirador Project, Series A, 4.625%, 11/15/41                         1,761,345
   5,000,000(c)            Tarrant County Cultural Education Facilities Finance Corp.,
                           Mirador Project, Series A, 4.875%, 11/15/48                         3,859,700
     120,000(b)            Tarrant County Cultural Education Facilities Finance Corp.,
                           MRC Crestview Project, 8.0%, 11/15/34                                 139,606
   6,350,000(b)            Tarrant County Cultural Education Facilities Finance Corp.,
                           MRC Crestview Project, 8.125%, 11/15/44                             7,408,291
   1,775,000               Tarrant County Cultural Education Facilities Finance Corp.,
                           Stayton At Museum Way, Series A, 8.0%, 11/15/28                     1,645,372
     500,000               Tarrant County Cultural Education Facilities Finance Corp.,
                           Stayton At Museum Way, Series A, 8.25%, 11/15/39                      448,805
   5,400,000               Tarrant County Cultural Education Facilities Finance Corp.,
                           Stayton At Museum Way, Series A, 8.25%, 11/15/44                    4,831,326
   1,000,000(c)            Texas Midwest Public Facility Corp., Secure Treatment
                           Facility Project, 9.0%, 10/1/30                                       220,000
   1,250,000               Village on the Park, New Hope Cultural Education Facilities
                           Finance Corp., Cardinal Bay, Inc., 5.5%, 7/1/46                     1,323,488

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18

--------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                           Texas -- (continued)
   1,000,000               Village on the Park, New Hope Cultural Education Facilities
                           Finance Corp., Cardinal Bay, Inc., 5.75%, 7/1/51                $   1,072,330
     125,000               Village on the Park, New Hope Cultural Education Facilities
                           Finance Corp., Cardinal Bay, Inc., 6.0%, 7/1/26                       126,188
   1,350,000               Village on the Park, New Hope Cultural Education Facilities
                           Finance Corp., Cardinal Bay, Inc., 7.0%, 7/1/51                     1,396,197
                                                                                           -------------
                                                                                           $  52,096,874
--------------------------------------------------------------------------------------------------------
                           Utah -- 2.2%
   4,500,000               Utah Charter School Finance Authority, Freedom Academy
                           Foundation Project, 5.375%, 6/15/48 (144A)                      $   4,520,835
     915,000               Utah Charter School Finance Authority, Summit Academy
                           High School, Series A, 7.25%, 5/15/21                                 966,276
   1,985,000               Utah Charter School Finance Authority, Summit Academy
                           High School, Series A, 8.125%, 5/15/31                              2,161,963
   5,145,000               Utah Charter School Finance Authority, Summit Academy
                           High School, Series A, 8.5%, 5/15/41                                5,588,808
                                                                                           -------------
                                                                                           $  13,237,882
--------------------------------------------------------------------------------------------------------
                           Virginia -- 4.1%
   2,100,000               Cherry Hill Community Development Authority, Potomac
                           Shores Project, 5.4%, 3/1/45 (144A)                             $   2,147,838
     815,000               Embrey Mill Community Development Authority, 5.3%,
                           3/1/35 (144A)                                                         825,448
   4,685,000               Embrey Mill Community Development Authority, 5.6%,
                           3/1/45 (144A)                                                       4,760,803
  15,000,000               Tobacco Settlement Financing Corp., Series B-1,
                           5.0%, 6/1/47                                                       14,559,000
   1,750,000               Tobacco Settlement Financing Corp., Series B-2,
                           5.2%, 6/1/46                                                        1,723,085
                                                                                           -------------
                                                                                           $  24,016,174
--------------------------------------------------------------------------------------------------------
                           West Virginia -- 2.5%
  25,000,000(c)            City of Philippi, Alderson-Broaddus College, Inc., Series A,
                           7.75%, 10/1/44                                                  $  15,000,000
--------------------------------------------------------------------------------------------------------
                           Wisconsin -- 5.2%
   1,590,000               Public Finance Authority, Coral Academy Science
                           Las Vegas, 5.625%, 7/1/44                                       $   1,689,661
   5,325,000               Public Finance Authority, Glenridge Palmer Ranch,
                           Series A, 8.25%, 6/1/46                                             6,182,538
   5,057,500               Public Finance Authority, Las Ventanas Retirement
                           Community, 7.0%, 10/1/42                                            5,076,668
     500,000               Public Finance Authority, Lead Academy Project, Series A,
                           4.25%, 8/1/26 (144A)                                                  480,795
   2,000,000               Public Finance Authority, Lead Academy Project, Series A,
                           5.0%, 8/1/36 (144A)                                                 1,874,040
   2,450,000               Public Finance Authority, Lead Academy Project, Series A,
                           5.125%, 8/1/46 (144A)                                               2,259,243

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18 23

--------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                                   Value
--------------------------------------------------------------------------------------------------------
                           Wisconsin -- (continued)
     500,000               Public Finance Authority, SearStone CCRC Project,
                           Series A, 5.3%, 6/1/47                                          $     491,200
   2,500,000               Public Finance Authority, SearStone CCRC Project,
                           Series A, 5.375%, 6/1/52                                            2,455,600
   8,615,000(d)            Public Finance Authority, Springshire Pre Development
                           Project, 12/1/20 (144A)                                             6,233,814
   1,245,000               Public Finance Authority, Voyager Foundation, Inc., Project,
                           Series A, 5.125%, 10/1/45                                           1,251,748
   2,815,000               Public Finance Authority, Voyager Foundation, Inc., Project,
                           Series A, 6.2%, 10/1/42                                             2,978,748
                                                                                           -------------
                                                                                           $  30,974,055
--------------------------------------------------------------------------------------------------------
                           TOTAL MUNICIPAL BONDS
                           (Cost $592,777,935)                                             $ 575,136,611
--------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 98.8%
                           (Cost $603,823,935) (g)                                         $ 586,182,611
--------------------------------------------------------------------------------------------------------
                           OTHER ASSETS AND LIABILITIES -- 1.2%                            $   6,859,012
--------------------------------------------------------------------------------------------------------
                           NET ASSETS -- 100.0%                                            $ 593,041,623
========================================================================================================

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2018, the value of these securities amounted to $71,829,191, or 12.1% of net assets.

+      Amount rounds to less than 0.1%.

^ Security is valued using fair value methods (other than supplied by independent pricing services).

(a)    Consists of Revenue Bonds unless otherwise indicated.

(b) Pre-refunded bonds have been collateralized by U.S. Treasury or U.S. Government Agency securities which are held in escrow to pay interest and principal on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

(c)    Security is in default.

(d) Security issued with a zero coupon. Income is recognized through accretion of discount.

(e)    Represents a General Obligation Bond.

(f) The interest rate is subject to change periodically. The interest rate, reference index and spread shown at February 28, 2018.

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18

(g) The concentration of investments by type of obligation/market sector is as follows:

       Revenue Bonds:
       Special Revenues                                                    24.3%
       Education                                                           20.3%
       Health                                                              18.4%
       Housing                                                             11.8%
       Various Revenues                                                     6.8%
       Escrowed                                                             6.6%
       Pollution Control Revenue                                            4.6%
       General Obligation                                                   4.5%
       Transportation                                                       2.0%
       Insured                                                              0.3%
       Water & Sewer                                                        0.3%
       Reserves                                                             0.1%
       Power                                                                0.0%+
                                                                          ------
                                                                          100.0%
                                                                          ======

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2018 aggregated to $90,320,501 and $91,367,933, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. ("the Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended February 28, 2018, the Fund did not engage in cross trade activity.

At February 28, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $611,569,227 was as follows:

      Aggregate gross unrealized appreciation for all investments in which
        there is an excess of value over tax cost                             $ 39,230,031

      Aggregate gross unrealized depreciation for all investments in which
        there is an excess of tax cost over value                              (64,616,647)
                                                                              ------------
      Net unrealized depreciation                                             $(25,386,616)
                                                                              ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18 25

The following is a summary of the inputs used as of February 28, 2018, in valuing the Fund's investments.

--------------------------------------------------------------------------------------------
                                      Level 1    Level 2         Level 3        Total
--------------------------------------------------------------------------------------------
Corporate Bonds
 Diversified Financials
  Specialized Finance                 $  --      $ 11,046,000    $       --     $ 11,046,000
Municipal Bonds
 Texas                                   --        45,590,624     6,506,250       52,096,874
 All Other Municipal Bonds               --       523,039,737            --      523,039,737
--------------------------------------------------------------------------------------------
Total Investments in Securities       $  --      $579,676,361    $6,506,250     $586,182,611
============================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------------------
                                                                                Municipal
                                                                                Bonds
--------------------------------------------------------------------------------------------
Balance as of 8/31/17                                                           $ 8,241,250
Realized gain (loss)(1)                                                                  --
Change in unrealized appreciation (depreciation)(2)                              (1,735,672)
Accrued discounts/premiums                                                              672
Purchases                                                                                --
Sales                                                                                    --
Transfers in to Level 3*                                                                 --
Transfers out of Level 3*                                                                --
--------------------------------------------------------------------------------------------
Balance as of 2/28/18                                                           $ 6,506,250
============================================================================================

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. For the six months ended February 28, 2018, there were no transfers between Levels 1, 2 and 3.

      Net change in unrealized appreciation/(depreciation) of Level 3 investments
      still held and considered Level 3 at February 28, 2018:                         $(1,735,672)
                                                                                      -----------

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18

Statement of Assets and Liabilities | 2/28/18 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $603,823,935)       $586,182,611
  Receivables --
     Investment securities sold                                                 45,000
     Fund shares sold                                                        1,926,143
     Interest                                                                9,262,216
  Other assets                                                                  43,843
---------------------------------------------------------------------------------------
        Total assets                                                      $597,459,813
=======================================================================================
LIABILITIES:
  Due to Custodian                                                        $    634,425
  Payables --
     Fund shares repurchased                                                 3,064,152
     Distributions                                                             456,200
     Trustees' fees                                                              3,806
  Due to affiliates                                                             69,306
  Accrued expenses                                                             190,301
---------------------------------------------------------------------------------------
        Total liabilities                                                 $  4,418,190
=======================================================================================
NET ASSETS:
  Paid-in capital                                                         $650,454,231
  Undistributed net investment income                                        7,709,770
  Accumulated net realized loss on investments                             (47,481,054)
  Net unrealized depreciation on investments                               (17,641,324)
---------------------------------------------------------------------------------------
        Net assets                                                        $593,041,623
=======================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $262,326,833/36,365,599 shares)                       $       7.21
  Class C (based on $134,395,600/18,621,444 shares)                       $       7.22
  Class Y (based on $196,319,190/27,572,392 shares)                       $       7.12
MAXIMUM OFFERING PRICE:
  Class A ($7.21 (divided by) 95.5%)                                      $       7.55
=======================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18 27

Statement of Operations (unaudited)

For the Six Months Ended 2/28/18

INVESTMENT INCOME:
  Interest from unaffiliated issuers                               $  18,506,070
---------------------------------------------------------------------------------------------------
         Total investment income                                                     $  18,506,070
---------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                  $   1,466,446
  Administrative expense                                                  84,781
  Transfer agent fees
     Class A                                                              30,477
     Class C                                                              22,313
     Class Y                                                              87,614
  Distribution fees
     Class A                                                             330,108
     Class C                                                             689,850
  Shareholder communications expense                                       4,870
  Custodian fees                                                           5,696
  Registration fees                                                       33,017
  Professional fees                                                       35,383
  Printing expense                                                        13,875
  Pricing fees                                                            22,440
  Trustees' fees                                                          11,316
  Insurance expense                                                        3,919
  Interest expense                                                         1,765
  Miscellaneous                                                           39,807
---------------------------------------------------------------------------------------------------
     Total expenses                                                                  $   2,883,677
---------------------------------------------------------------------------------------------------
            Net investment income                                                    $  15,622,393
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                             $     485,973
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                             $ (10,613,637)
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                             $ (10,127,664)
---------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                               $   5,494,729
===================================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended
                                                                 2/28/18            Year Ended
                                                                 (unaudited)        8/31/17
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                     $  15,622,393      $  27,673,846
Net realized gain (loss) on investments                                485,973          8,151,315
Change in net unrealized appreciation (depreciation)
  on investments                                                   (10,613,637)       (31,630,599)
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations       $   5,494,729      $   4,194,562
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.18 and $0.36 per share, respectively)          $  (6,502,840)     $ (13,103,073)
      Class C ($0.15 and $0.30 per share, respectively)             (2,861,080)        (6,202,431)
      Class Y ($0.18 and $0.37 per share, respectively)             (4,832,743)        (8,854,782)
--------------------------------------------------------------------------------------------------
         Total distributions to shareowners                      $ (14,196,663)     $ (28,160,286)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                $  88,733,953      $ 204,185,029
Reinvestment of distributions                                       11,407,251         22,405,883
Cost of shares repurchased                                        (101,979,128)      (249,144,004)
--------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from Fund
         share transactions                                      $  (1,837,924)     $ (22,553,092)
--------------------------------------------------------------------------------------------------
      Net decrease in net assets                                 $ (10,539,858)     $ (46,518,816)
NET ASSETS:
Beginning of period                                              $ 603,581,481      $ 650,100,297
--------------------------------------------------------------------------------------------------
End of period                                                    $ 593,041,623      $ 603,581,481
--------------------------------------------------------------------------------------------------
Undistributed net investment income                              $   7,709,770      $   6,284,040
==================================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18 29

------------------------------------------------------------------------------------------------
                                    Six Months    Six Months
                                    Ended         Ended
                                    2/28/18       2/28/18          Year Ended     Year Ended
                                    Shares        Amount           8/31/17        8/31/17
                                    (unaudited)   (unaudited)      Shares         Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                          3,938,537    $ 28,673,514       9,719,821    $  70,529,861
Reinvestment of distributions          784,801       5,701,091       1,569,240       11,387,227
Less shares repurchased             (4,916,407)    (35,786,467)    (13,192,917)     (95,085,636)
------------------------------------------------------------------------------------------------
   Net decrease                       (193,069)   $ (1,411,862)     (1,903,856)   $ (13,168,548)
================================================================================================
Class C
Shares sold                          1,021,660    $  7,441,015       2,530,254    $  18,405,387
Reinvestment of distributions          332,508       2,416,724         709,801        5,151,939
Less shares repurchased             (2,374,818)    (17,300,885)     (5,444,559)     (39,311,261)
------------------------------------------------------------------------------------------------
   Net decrease                     (1,020,650)   $ (7,443,146)     (2,204,504)   $ (15,753,935)
================================================================================================
Class Y
Shares sold                          7,321,346    $ 52,619,424      16,143,744    $ 115,249,781
Reinvestment of distributions          458,837       3,289,436         818,582        5,866,717
Less shares repurchased             (6,798,995)    (48,891,776)    (16,021,607)    (114,747,107)
------------------------------------------------------------------------------------------------
   Net increase                        981,188    $  7,017,084         940,719    $   6,369,391
================================================================================================

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended         Year         Year         Year       Year       Year
                                                            2/28/18       Ended        Ended        Ended      Ended      Ended
                                                            (unaudited)   8/31/17      8/31/16*     8/31/15*   8/31/14*   8/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                        $   7.32      $   7.59     $   7.22     $   7.27   $   7.19   $   7.94
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                             $   0.20(a)   $   0.35(a)  $   0.36(a)  $   0.41   $   0.43   $   0.53
   Net realized and unrealized gain (loss) on investments      (0.13)        (0.26)        0.41        (0.06)      0.09      (0.84)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $   0.07      $   0.09     $   0.77     $   0.35   $   0.52   $  (0.31)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                    $  (0.18)     $  (0.36)    $  (0.40)    $  (0.40)  $  (0.44)  $  (0.44)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $  (0.11)     $  (0.27)    $   0.37     $  (0.05)  $   0.08   $  (0.75)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $   7.21      $   7.32     $   7.59     $   7.22   $   7.27   $   7.19
====================================================================================================================================
Total return (b)                                                0.94%(d)      1.32%       10.90%        4.88%      7.52%     (4.26)%
Ratio of net expenses to average net assets                     0.86%(c)      0.88%        0.87%        0.89%      0.90%      0.88%
Ratio of net investment income (loss) to average net assets     5.40%(c)      4.85%        4.86%        5.59%      5.97%      6.26%
Portfolio turnover rate                                           15%(d)        35%          20%          29%        55%        17%
Net assets, end of period (in thousands)                    $262,327      $267,618     $292,019     $245,877   $240,331   $250,163
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Annualized.

(d)   Not annualized.

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18 31

------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended         Year         Year         Year       Year       Year
                                                            2/28/18       Ended        Ended        Ended      Ended      Ended
                                                            (unaudited)   8/31/17      8/31/16*     8/31/15*   8/31/14*   8/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                        $   7.32      $   7.59     $   7.22     $   7.28   $   7.19   $   7.94
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                             $   0.17(a)   $   0.30(a)  $   0.30(a)  $   0.36   $   0.41   $   0.46
   Net realized and unrealized gain (loss) on investments      (0.12)        (0.27)        0.41        (0.07)      0.07      (0.83)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $   0.05      $   0.03     $   0.71     $   0.29   $   0.48   $  (0.37)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                    $  (0.15)     $  (0.30)    $  (0.34)    $  (0.35)  $  (0.39)  $  (0.38)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $  (0.10)     $  (0.27)    $   0.37     $  (0.06)  $   0.09   $  (0.75)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $   7.22      $   7.32     $   7.59     $   7.22   $   7.28   $   7.19
====================================================================================================================================
Total return (b)                                                0.69%(d)      0.55%       10.07%        3.95%      6.85%     (4.98)%
Ratio of net expenses to average net assets                     1.62%(c)      1.65%        1.63%        1.65%      1.66%      1.63%
Ratio of net investment income (loss) to average net assets     4.65%(c)      4.10%        4.10%        4.83%      5.23%      5.53%
Portfolio turnover rate                                           15%(d)        35%          20%          29%        55%        17%
Net assets, end of period (in thousands)                    $134,396      $143,846     $165,883     $146,029   $149,453   $195,290
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Annualized.

(d)   Not annualized.

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18

------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended         Year         Year         Year       Year       Year
                                                            2/28/18       Ended        Ended        Ended      Ended      Ended
                                                            (unaudited)   8/31/17      8/31/16*     8/31/15*   8/31/14*   8/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                        $   7.22      $   7.49     $   7.12     $   7.18   $   7.10   $   7.84
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                             $   0.20(a)   $   0.36(a)  $   0.37(a)  $   0.39   $   0.46   $   0.53
   Net realized and unrealized gain (loss) on investments      (0.12)        (0.26)        0.41        (0.04)      0.07      (0.82)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $   0.08      $   0.10     $   0.78     $   0.35   $   0.53   $  (0.29)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                    $  (0.18)     $  (0.37)    $  (0.41)    $  (0.41)  $  (0.45)  $  (0.45)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $  (0.10)     $  (0.27)    $   0.37     $  (0.06)  $   0.08   $  (0.74)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $   7.12      $   7.22     $   7.49     $   7.12   $   7.18   $   7.10
====================================================================================================================================
Total return (b)                                                1.15%(d)      1.45%       11.17%        4.92%      7.69%     (4.05)%
Ratio of net expenses to average net assets                     0.68%(c)      0.72%        0.71%        0.71%      0.71%      0.72%
Ratio of net investment income (loss) to average net assets     5.58%(c)      4.99%        5.01%        5.77%      6.17%      6.40%
Portfolio turnover rate                                           15%(d)        35%          20%          29%        55%        17%
Net assets, end of period (in thousands)                    $196,319      $192,118     $192,198     $128,202   $100,199   $119,658
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Annualized.

(d)   Not annualized.

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18 33

Notes to Financial Statements | 2/28/18 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer High Income Municipal Fund (the "Fund") is one of three portfolios comprising Pioneer Series Trust V (the "Trust), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is non-diversified. The investment objective of the Fund is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

34 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains or losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Cash may include overnight time deposits at approved financial institutions.

      Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18 35 pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

      At February 28, 2018, six securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing 3.0% of net assets. The value of these fair valued securities is $17,552,250.

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK ("payment-in-kind") income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

36 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18

C.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of August 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2017 was as follows:

      --------------------------------------------------------------------------
                                                                            2017
      --------------------------------------------------------------------------
      Distributions paid from:
      Tax-exempt income                                              $27,065,739
      Ordinary income                                                  1,094,547
      --------------------------------------------------------------------------
          Total                                                      $28,160,286
      ==========================================================================

      The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2017:

      --------------------------------------------------------------------------
                                                                           2017
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed tax-exempt income                              $ 14,419,571
      Capital loss carryforward                                     (47,923,546)
      Current year dividend payable                                    (433,720)
      Net unrealized depreciation                                   (14,772,979)
      --------------------------------------------------------------------------
          Total                                                    $(48,710,674)
      ==========================================================================

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18 37

      The difference between book-basis and tax-basis net unrealized depreciation is attributable to adjustments related to interest on defaulted bonds, the tax treatment of amortization and tax-basis adjustments on partnerships.

D.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $15,838 in underwriting commissions on the sale of Class A shares during the period ended February 28, 2018.

E.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

F.    Risks

      The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and

38 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18 by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Fund invests significantly in a single state, including California and Texas, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

      Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      With the increased use of technologies such as the Internet to conduct business, the fund is susceptible to operational, information security and related risks. While the fund's adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the fund cannot control the cybersecurity plans and systems put in place by service providers to the fund such as Brown Brothers Harriman & Co., the fund's custodian and accounting agent, [DST Asset Manager Solutions, Inc., the fund's transfer agent]/[American Stock Transfer and Trust Co., the fund's transfer agent]. In addition, many beneficial owners of fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the fund nor Amundi Pioneer exercises control. Each of these may in turn rely on

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18 39 service providers to them, which are also subject to the risk of cyber attacks. Cybersecurity failures or breaches at Amundi Pioneer or the fund's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the fund's ability to calculate its NAV, impediments to trading, the inability of fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber attacks.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.50% of the Fund's average daily net assets up to $500 million; 0.475% of the next $500 million of the Fund's average daily net assets and 0.45% of the Fund's average daily net assets over $1 billion. For the six months ended February 28, 2018, the effective management fee (excluding waivers and/or assumption of expenses) was equal to 0.50% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.90% of the average daily net assets attributable to Class A shares. Class C and Class Y shares do not have an expense limitation. Fees waived and expenses reimbursed, if any, during the six months ended February 28, 2018 are reflected on the Statement of Operations. This expense limitation is in effect through January 1, 2019, for Class A shares. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $41,928 in management fees, administrative costs and certain other reimbursements payable to the Adviser at February 28, 2018.

40 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the six months ended February 28, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                   $1,750
Class C                                                                    1,250
Class Y                                                                    1,870
--------------------------------------------------------------------------------
  Total                                                                   $4,870
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $27,378 in distribution fees payable to the Distributor at February 28, 2018.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended February 28, 2018, CDSCs in the amount of $11,569 were paid to the Distributor.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18 41

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The Fund participates in a facility that is in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date,
(b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement.

For the six months ended February 28, 2018, the average daily amount of borrowings outstanding during the period was $3,031,250. The related weighted average annualized interest rate for the period was 2.06%, and the total interest expense on such borrowings was $1,765, which is included in Interest expense, located on the Statement of Operations. As of February 28, 2018, there were no borrowings outstanding.

42 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18

Trustees, Officers and Service Providers

Trustees                                   Officers
Thomas J. Perna, Chairman                  Lisa M. Jones, President and
David R. Bock                                Chief Executive Officer
Benjamin M. Friedman                       Mark E. Bradley, Treasurer and
Margaret B.W. Graham                         Chief Financial Officer
Lisa M. Jones                              Christopher J. Kelley, Secretary and
Lorraine H. Monchak                          Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18 43

                          This page is for your notes.

44 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 20563-11-0418

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust V


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date April 26, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date April 26, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date April 26, 2018

* Print the name and title of each signing officer under his or her signature.